As filed with the U.S. Securities and Exchange Commission on April 17, 2017

Securities Act File No. 333-206784

Investment Company Act File No. 811-23096

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.
Post-Effective Amendment No. 17	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 19

(Check appropriate box or boxes)

Legg Mason ETF Investment Trust

(Exact Name of Registrant as Specified in Charter)

620 Eighth Avenue, 49th Floor, New York, New York	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code (877) 721-1926

Robert I. Frenkel

Legg Mason ETF Investment Trust

100 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

COPY TO:

Dianne E. O’Donnell, Esq.

Willkie Farr & Gallagher LLP

787 7th Avenue

New York, New York 10019

Continuous

(Approximate Date of Proposed Offering)

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This filing relates solely to Legg Mason Small-Cap Quality Value ETF.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion, April 17, 2017

Prospectus     [                     ], 2017

LEGG MASON EQUITY

ETFs

LEGG MASON SMALL-CAP QUALITY VALUE ETF

NASDAQ (Ticker Symbol): [SQLV]

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason

Small-Cap

Quality Value ETF

Investment objective

Legg Mason Small-Cap Quality Value ETF (the “fund”) seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table. The management agreement between Legg Mason ETF Investment Trust (the “Trust”) and Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) (the “Management Agreement”) provides that LMPFA will pay all operating expenses of the fund, except interest expenses, taxes, brokerage expenses, future Rule 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement. LMPFA will also pay all subadvisory fees of the fund.

Shareholder fees
(fees paid directly from your investment)
None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management fees	[0.60]
Distribution and/or service (12b-1) fees	[0.00]
Other expenses	None
Total annual fund operating expenses	[0.60]

Example:

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the example.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own shares ($)
	1 year	3 years
Legg Mason Small-Cap Quality Value ETF	[61]	[192]

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. The fund is newly offered; therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal investment strategies

The fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce & Associates, LP (“Royce”), the fund’s subadviser. Royce is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index.

2	Legg Mason Equity ETFs

The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The investment universe includes common stocks of U.S. headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depository receipts and global depository receipts, master limited partnerships, stocks with a share price less than or equal to $1.00, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at time of rebalance. From that universe, real estate investment trusts (REITs) are excluded. Underlying Index constituents are selected using Royce’s proprietary, rules-based multi-factor scoring system, with all factors measured by Royce, in order to seek to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. For quality factors, the Underlying Index focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on company assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit Underlying Index exposure to companies that Royce believes may have higher financial risk. For value factors, the Underlying Index focuses on the free cash flow of a company compared to its enterprise value. After the securities are scored by quality and value factors, each security’s momentum score is used as a transaction rule for the purpose of delaying/expediting the addition/deletion of the security in the Underlying Index. Underlying Index position weights are then calculated using a fundamental composite score that aims at adding value by relying on more efficient estimations of a company’s true economic value than those provided by market capitalization. By using fundamental factors to weight stocks rather than market capitalization, the Underlying Index seeks to have lower exposure to overvalued companies, while still maintaining broad diversification. Concentration limits are also implemented in the construction process of the Underlying Index.

As initially constituted and balanced, the Underlying Index is designed to seek to maintain diversification by limiting the weighting of individual constituents as well as sectors. No individual security in the Underlying Index will exceed 3%, and there is no minimum weighting for an individual security.

The Underlying Index’s constituents are reconstituted quarterly, on the second Friday of March, June, September, and December. If that day is a New York Stock Exchange (“NYSE”) holiday or the NYSE is closed, however, reconstitution will take place on the next business day. Any changes to or deviations from this methodology are made in the sole judgment and discretion of Royce so that the Underlying Index continues to achieve its objectives. The fund’s securities portfolio is rebalanced when the Underlying Index is reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The fund may invest up to 20% of its net assets in cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which Royce believes will help the fund track its Underlying Index.

Index investing. The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. The following is an alphabetical list of the principal risks of investing in the fund.

Asset class risk. Securities or other assets in the Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes.

Legg Mason Equity ETFs	3

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. The fund, LMPFA and Royce do not guarantee the accuracy of the Underlying Index or have liability for any errors therein.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers, market, industry, group of industries, sector or asset class.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadvisers, Authorized Participants, the relevant listing exchange and/or the fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Index-related risk. There is no guarantee that the fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. Errors in index data, index computations and/or the construction of the Underlying Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, which may have an adverse impact on the fund and its shareholders.

Information technology sector risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.

Issuer risk. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not a fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

4	Legg Mason Equity ETFs

Market trading risk. The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruptions in the creation/redemption process. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.

Model risk. The fund, LMPFA, and Royce cannot offer any assurance that the allocation methodology used to determine the components of the Underlying Index will achieve its intended results or maximize returns or minimize risks.

Passive investment risk. The fund is not actively managed and neither LMPFA nor Royce attempts to take defensive positions.

Quality stocks risk. Stocks included in the Underlying Index are deemed by Royce to be quality stocks but there is no guarantee that the past performance of these stocks will continue. Companies that issue these stocks may experience lower than expected profitability or may experience negative growth, as well as increased leverage, resulting in lower than expected or negative returns to Fund shareholders. Many factors can affect a stock’s quality and performance, and the impact of these factors on a stock or its price can be difficult to predict.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies and may offer greater potential for losses.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. Tracking error is the divergence of the fund’s performance from that of the Underlying Index. Tracking error may occur because of differences between the securities and other instruments held in the fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the fund incurs fees and expenses, while the Underlying Index does not.

Trading issues risk. Trading in shares on NASDAQ may be halted in certain circumstances. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met.

Valuation risk. The sale price the fund could receive for a security or other asset may differ from the fund’s valuation of the security or other asset and may differ from the value used by the Underlying Index, particularly for securities or assets that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities or assets in the fund’s portfolio may change on days when shareholders will not be able to purchase or sell the fund’s shares. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Value investing risk. The value approach to investing involves the risk that stocks may remain undervalued. Value stocks may underperform the overall equity market while the market concentrates on growth stocks.

Volatility risk. The value of the securities or other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security may fluctuate due to factors affecting markets generally or particular industries. The value of a security or other asset may also be more volatile than the market as a whole. This volatility may affect the fund’s NAV. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund.

These risks are discussed in more detail later in this Prospectus or in the Statement of Additional Information (“SAI”).

Legg Mason Equity ETFs	5

Performance

The fund has not yet operated for a full calendar year. Once the fund has a performance record of at least one calendar year, a bar chart and performance table will be included in this Prospectus. The performance information will provide some indication of the risks of investing in the fund by showing changes in the fund’s performance from year to year and by showing how the fund’s average annual returns compare with those of a broad measure of market performance.

6	Legg Mason Equity ETFs

Management

Investment manager: Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Subadviser: Royce & Associates, LP

Portfolio managers: George Necakov, CFA, has been the Portfolio Manager of the fund since its inception. Michael Connors has been the Assistant Portfolio Manager of the fund since its inception.

Purchase and sale of fund shares

The fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual shares of the fund are listed on a national securities exchange and are redeemable only by Authorized Participants in Creation Units (as defined in this section). Most investors will buy and sell shares of the fund through a broker-dealer. The price of fund shares is based on market price, and because ETF shares trade at market prices rather than at net asset value, shares may trade at a price greater than net asset value (a premium) or less than net asset value (a discount). The fund will only issue or redeem shares that have been aggregated into blocks of [50,000] shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the fund’s distributor. The fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day.

Tax information

The fund’s distributions are taxable, and will be taxed as ordinary income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.

Payments to broker-dealers and other financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), LMPFA or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Legg Mason Equity ETFs	7

More on the fund’s investment strategies, investments and risks

Introduction

The fund is an exchange-traded fund (“ETF”), and the shares of the fund are listed for trading on NASDAQ. The market price for a share of the fund may be different from the fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. The fund is designed to track an index. Similar to shares of an index mutual fund, each share of the fund represents an ownership interest in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on net asset value, shares of the fund may be purchased or redeemed directly from the fund at net asset value solely by Authorized Participants (as defined in the “Creations and redemptions” section of this Prospectus). Also unlike shares of a mutual fund, shares of the fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while the fund is an actual investment portfolio. The performance of the fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the fund’s portfolio and its Underlying Index resulting from the fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the fund but not to its Underlying Index. “Tracking error” is the divergence of the performance (return) of the fund’s portfolio from that of its Underlying Index. Royce expects that, over time, the fund’s tracking error will not exceed 5%. To the extent the fund uses a representative sampling indexing strategy, it may have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which the fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Investment objective

The fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

Principal investment strategies

The fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index utilizes a proprietary methodology created and sponsored by Royce, the fund’s subadviser. Royce is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose its Underlying Index.

The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The investment universe includes common stocks of U.S. headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depository receipts and global depository receipts, master limited partnerships, stocks with a share price less than or equal to $1.00, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at time of rebalance. From that universe, real estate investment trusts (REITs) are excluded. Underlying Index constituents are selected using Royce’s proprietary, rules-based multi-factor scoring system, with all factors measured by Royce, in order to seek to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. For quality factors, the Underlying Index focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on company assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit Underlying Index exposure to companies that Royce believes may have higher financial risk. For value factors, the Underlying Index focuses on the free cash flow of a company compared to its enterprise value. After the securities are scored by quality and value factors, each security’s momentum score is used as a transaction rule for the purpose of delaying/expediting the addition/deletion of the security in the Underlying Index. Underlying Index position weights are then calculated using a fundamental composite score that aims at adding value by relying on more efficient estimations of a company’s true economic value than those provided by market capitalization. By using fundamental factors to weight stocks rather than market capitalization, the Underlying Index seeks to have lower exposure to overvalued companies, while still maintaining broad diversification. Concentration limits are also implemented in the construction process of the Underlying Index.

As initially constituted and balanced, the Underlying Index is designed to seek to maintain diversification by limiting the weighting of individual constituents as well as sectors. No individual security in the Underlying Index will exceed 3%, and there is no minimum weighting for an individual security.

8	Legg Mason Equity ETFs

The Underlying Index’s constituents are reconstituted quarterly, on the second Friday of March, June, September, and December. If that day is a New York Stock Exchange (“NYSE”) holiday or the NYSE is closed, however, reconstitution will take place on the next business day. Any changes to or deviations from this methodology are made in the sole judgment and discretion of Royce so that the Underlying Index continues to achieve its objectives. The fund’s securities portfolio is rebalanced when the Underlying Index is reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The fund may invest up to 20% of its net assets in cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which Royce believes will help the fund track its Underlying Index.

Industry concentration policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Important information

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.

More on the fund’s investments

Cash management

The fund may hold cash pending investment, and may invest in money market instruments for cash management purposes.

Percentage and other limitations

The fund’s compliance with its investment limitations and requirements described in this Prospectus is usually determined at the time of investment. If such a percentage limitation is complied with at the time of an investment, any subsequent change resulting from a change in asset values or characteristics will not constitute a violation of that limitation.

More on risks of investing in the fund

Below are descriptions of the main factors that may play a role in shaping the fund’s overall risk profile. The descriptions appear in alphabetical order, not in order of importance.

Asset class risk. Securities or other assets in an Underlying Index or in the fund’s portfolio may underperform in comparison to the general financial markets, a particular financial market or other asset classes. This may cause the fund to underperform other investment vehicles that invest in different asset classes.

Assets under management risk. From time to time a third party, LMPFA and/or affiliates of LMPFA or the fund may invest in the fund and hold its investment for a specific period of time in order for the fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the fund would be maintained at such levels.

Authorized Participant concentration risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the fund. The fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other Authorized Participant is able to step forward to create or redeem, in either of these cases, fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.

Legg Mason Equity ETFs	9

More on the fund’s investment strategies, investments and risks cont’d

Calculation methodology risk. The Underlying Index relies on various sources of information to assess the criteria of issuers, including information that may be based on assumptions and estimates. Neither the fund, LMPFA nor Royce can offer assurances that an Underlying Index’s calculation methodology will accurately assess criteria of included issuers.

Cash management risk. The value of the investments held by the fund for cash management purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If the fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of the fund’s assets are used for cash management purposes, it may not achieve its investment objective. The fund’s investments in money market instruments will likely cause the fund’s returns to differ from those of the Underlying Index.

Concentration risk. The fund may be susceptible to an increased risk of loss, including losses due to events that affect the fund’s investments more than the market as a whole, to the extent that the fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, any subadviser, Authorized Participants, the relevant listing exchange and/or the fund’s service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Index-related risk. Royce serves as the index administrator for each Underlying Index. Solactive AG serves as the calculation agent for each Underlying Index. The fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of its Underlying Index as published by Solactive AG. There is no assurance that Solactive AG or any agents that may act on its behalf will compile the Underlying Index accurately, or that the Underlying Index will be determined, composed or calculated accurately. Consequently, Royce does not provide any warranty or guarantee against the calculation agent’s or others’ errors. Errors in respect of the quality, accuracy and completeness of the data used to compile each Underlying Index may occur from time to time and may not be identified and corrected by the index administrator for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Therefore, gains, losses or costs associated with errors of the index administrator or its agents will generally be borne by the fund and its shareholders. For example, during a period where the fund’s Underlying Index contains incorrect constituents, the fund would have market exposure to such constituents and would be underexposed to the Underlying Index’s other constituents. Such errors may negatively or positively impact the fund and its shareholders. Any gains due to the index administrator’s or others’ errors will be kept by the fund and its shareholders and any losses resulting from the index administrator’s or others’ errors will be borne by the fund and its shareholders.

Apart from scheduled rebalances, the index administrator or its agents may carry out additional ad hoc rebalances to the Underlying Index in order, for example, to correct an error in the selection of index constituents. When the Underlying Index of the fund is rebalanced and the fund in turn rebalances its portfolio to attempt to increase the correlation between the fund’s portfolio and the Underlying Index, any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the fund and its shareholders. Therefore, errors and additional ad hoc rebalances carried out by the index administrator to the Underlying Index may increase the fund’s costs and tracking error risk, which is the risk that the fund’s returns may not track those of the Underlying Index.

If an Underlying Index includes the securities of the listed parent company of the manager or the subadviser or another issuer that is affiliated with the manager or the subadviser, or the securities of an issuer that the fund may not hold for other legal or regulatory reasons, the fund will not be able to purchase that security. The exclusion of such security may cause performance to vary from that of the Underlying Index.

Index sampling risk. The fund may not fully replicate its Underlying Index and may hold securities not included in the Underlying Index. As a result, the fund is subject to the risk that Royce’s investment strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Information technology sector risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The fund may experience a substantial or complete loss on an individual security.

10	Legg Mason Equity ETFs

Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to sell. Although most of the fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. When the fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the fund is forced to sell these investments to meet redemption requests or for other cash management needs, the fund may suffer a loss. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Market events risk. In the past several years financial markets, such as those in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; measures to address U.S. federal and state budget deficits; downgrading of U.S. long-term sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Market sector risk. The fund may be significantly overweight or underweight in certain companies, industries or market sectors, which may cause the fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors.

Market trading risk.

Absence of active market. Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained by market makers or Authorized Participants. Authorized Participants are not obligated to execute purchase or redemption orders for Creation Units. In periods of market volatility, market makers and/or Authorized Participants may be less willing to transact in fund shares. The absence of an active market for the fund’s shares may contribute to the fund’s shares trading at a premium or discount to NAV.

Risk of secondary listings. The fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the fund’s primary listing is maintained. There can be no assurance that the fund’s shares will continue to trade on any such stock exchange or in any market or that the fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The fund’s shares may be less actively traded in certain markets than in others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary market trading risk. Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders.

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More on the fund’s investment strategies, investments and risks cont’d

Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or for other reasons. In addition, trading in fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market.

Shares of the fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility and price decreases associated with being sold short.

Shares of the fund may trade at prices other than NAV. Shares of the fund trade on stock exchanges at prices at, above or below the fund’s most recent net asset value. The net asset value of the fund is calculated at the end of each business day and fluctuates with changes in the market value of the fund’s holdings. The trading price of the fund’s shares fluctuates continuously throughout trading hours based on both market supply of and demand for fund shares and the underlying value of the fund’s portfolio holdings or net asset value. As a result, the trading prices of the fund’s shares may deviate significantly from net asset value during periods of market volatility, including during periods of high redemption requests or other unusual market conditions. ANY OF THESE FACTORS, AMONG OTHERS, MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NET ASSET VALUE. However, because shares can be created and redeemed in Creation Units at net asset value, Royce believes that large discounts or premiums to the net asset value of the fund are not likely to be sustained over the long term (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset values). While the creation/redemption feature is designed to make it more likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated net asset value, exchange prices are not expected to correlate exactly with the fund’s net asset value due to timing reasons, supply and demand imbalances and other factors. In addition, disruptions to creations and redemptions, including disruptions at market makers, Authorized Participants, or market participants, or during periods of significant market volatility, may result in trading prices for shares of the fund that differ significantly from its net asset value. Authorized Participants may be less willing to create or redeem fund shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the fund’s shares trading at a discount to net asset value.

Costs of buying or selling fund shares. Buying or selling fund shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission and other charges. In addition, you may incur the cost of the “spread”; that is, the difference between what investors are willing to pay for fund shares (the “bid” price) and the price at which they are willing to sell fund shares (the “ask” price). There may also be regulatory and other charges that are incurred as a result of trading activity. The spread varies over time for shares of the fund based on trading volume and market liquidity, and is generally narrower if the fund has more trading volume and market liquidity and wider if the fund has less trading volume and market liquidity. In addition, increased market volatility may cause increased spreads. Because of the costs inherent in buying or selling fund shares, frequent trading may detract significantly from investment results and an investment in fund shares may not be advisable for investors who anticipate regularly trading in fund shares.

Model risk. The fund, LMPFA, and Royce cannot offer any assurance that the allocation methodology used to determine the components of the Underlying Index will achieve its intended results or maximize returns or minimize risks.

Operational risk. Your ability to transact with the fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. It is not possible to identify all of the operational risks that may affect the fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The fund and its shareholders could be negatively impacted as a result. Passive investment risk. The fund uses an indexing strategy. It does not attempt to use defensive strategies or reduce the effects of any long-term periods of poor stock performance. The fund’s expenses, changes in securities markets, changes in the composition of the Underlying Index, and the timing of purchases and redemptions of fund shares may affect the correlation between fund and Underlying Index performance. The fund may not perform as well as other investments if, among other things, the Underlying Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Underlying Index fall out of favor with investors. Market disruptions and regulatory restrictions could have an adverse effect on the fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index. The Underlying Index is relatively new and has limited performance history.

Quality stocks risk. The Fund invests in stocks that are deemed by Royce to be of high quality based on a number of factors. There is no guarantee, however, that the past performance of these stocks will continue, and Royce may be unsuccessful in creating an Underlying Index that reflects the quality of individual stocks. Profitability and other measures of a stock’s quality can be adversely affected by market, regulatory, political, environmental and other factors, and the degree to which these factors affect a stock’s performance can be difficult to predict. The price of a stock also may be affected by factors other than those factors considered by Royce.

Redemptions by other funds and by other significant investors risk. Redemptions by other funds and by other significant investors risk. The fund may be an investment option for other Legg Mason, Inc. (“Legg Mason”) sponsored mutual funds and ETFs that are managed as “funds of funds,”

12	Legg Mason Equity ETFs

unaffiliated mutual funds and ETFs and other investors with substantial investments in the fund. As a result, from time to time, the fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Risk of investing in the United States. The fund has significant exposure to U.S. issuers. A decrease in imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the fund has exposure.

Small capitalization company risk. The fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small capitalization companies may underperform large capitalization companies and may offer greater potential for losses.

Stock market and equity securities risk. The securities markets are volatile and the market prices of the fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. If the market prices of the securities owned by the fund fall, the value of your investment in the fund will decline.

Tracking error risk. Tracking error is the divergence of the fund’s performance from that of its Underlying Index. The fund’s portfolio composition and performance may not match, and may vary substantially from, that of the Underlying Index for any period of time, in part because there may be a delay in the fund’s implementation of any changes to the composition of the Underlying Index. Tracking error may also occur because of pricing differences, transaction costs, differences in accrual of distributions, tax gains or losses, or the need to meet new or existing regulatory requirements. Unlike the fund, the returns of an Underlying Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. Because the Underlying Index is not subject to the tax diversification requirements to which the fund must adhere, the fund may be required to deviate its investments from the securities and relative weightings of the Underlying Index. For tax efficiency purposes, the fund may sell certain securities to realize losses, which will result in a deviation from the Underlying Index.

Trading issues risk. Trading in shares of the fund on NASDAQ may be halted due to market conditions or for reasons that, in the view of NASDAQ, make trading in shares inadvisable. In addition, trading in shares on NASDAQ is subject to trading halts caused by extraordinary market volatility pursuant to NASDAQ‘s “circuit breaker” rules. There can be no assurance that the requirements of NASDAQ necessary to maintain the listing of the fund will continue to be met or will remain unchanged.

Valuation risk. Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Valuation methodologies may be further impacted by technological issues and/or errors by pricing vendors or their personnel. Authorized Participants who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the fund determines its net asset value. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. To the extent the Underlying Index is concentrated in a particular industry or industries, like many value funds, the fund’s exposure to factors adversely affecting issuers within those industries would be increased.

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More on the fund’s investment strategies, investments and risks cont’d

Volatility risk. The value of the securities and other assets in the fund’s portfolio may fluctuate, sometimes rapidly and unpredictably. The value of a security or other asset may fluctuate due to factors affecting markets generally or particular industries. The value of a security may also be more volatile than the market as a whole. This volatility may affect the fund’s NAV. Securities or other assets in the fund’s portfolio may be subject to price volatility and the prices may not be any less volatile than the market as a whole and could be more volatile. Events or financial circumstances affecting individual securities or sectors may increase the volatility of the fund. Please note that there are other factors that could adversely affect your investment and that could prevent the fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.

Portfolio holdings

On each business day, the fund will disclose on www.leggmason.com the identities and quantities of the fund’s portfolio holdings as of the end of the previous business day. A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

Tax advantaged product structure

Unlike many conventional mutual funds which are only bought and sold at closing NAVs, the shares of the fund have been designed to be created and redeemed principally in-kind (although under some circumstances its shares are created and redeemed partially for cash) in Creation Units at each day’s market close. These in-kind arrangements are designed to mitigate adverse effects on the fund’s portfolio that could arise from frequent cash purchase and redemption transactions that affect the NAV of the fund. Moreover, in contrast to conventional mutual funds, where frequent redemptions can have an adverse tax impact on taxable shareholders because of the need to sell portfolio securities—which, in turn, may generate taxable gain—the in-kind redemption mechanism of the fund, to the extent used, generally is not expected to lead to a tax event for shareholders whose shares are not being redeemed or sold.

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More on fund management

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. As of December 31, 2016, LMPFA’s total assets under management were approximately $189.9 billion.

Royce & Associates, LP (“Royce” or the “subadviser”) provides the day-to-day portfolio management of the fund, except for any portion of the fund’s cash and short-term instruments that is allocated to Western Asset Management Company (“Western Asset”). Royce, with offices at 745 Fifth Avenue, New York, NY 10151, has been investing in small- and mid-capitalization securities with a value approach for more than 40 years. As of December 31, 2016, Royce’s total assets under management were approximately $17.6 billion.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2016, the total assets under management of Western Asset and its supervised affiliates were approximately $420 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, and Royce is a majority-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2016, Legg Mason’s asset management operations had aggregate assets under management of approximately $710.4 billion.

Portfolio managers

George Necakov, CFA, has been the Portfolio Manager, and Michael Connors has been the Assistant Portfolio Manager of the fund since its inception.

George Necakov, CFA, is a Portfolio Manager, Principal, and Director of Quantitative Strategies of Royce. Mr. Necakov joined Royce in 1994 and has been involved in portfolio management since 1998. He holds a bachelor’s degree from New York University and is a CFA® charterholder.

Michael Connors is an Assistant Portfolio Manager and Director of Portfolio Analytics of Royce. Mr. Connors joined Royce in 2003 and has been involved in quantitative research since 2014. He holds a bachelor’s degree from Mount Saint Mary College and a Masters of Business Administration from Zicklin School of Business—Baruch College.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Management fees

Pursuant to the Management Agreement and subject to the general supervision of the Board, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the Management Agreement.

The fund pays management fees as follows:

Name of Fund	Management Fee
Small-Cap Quality Value ETF	[0.60]% of average daily net assets

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreements will be available in the fund’s first shareholder report.

Additional information

The fund enters into contractual arrangements with various parties, including, among others, the fund’s investment manager and the subadvisers, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

This Prospectus and the SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

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More on fund management cont’d

Distribution

Legg Mason Investor Services, LLC (“LMIS”), 100 International Drive, Baltimore, Maryland 21202, serves as the distributor of Creation Units for the fund on an agency basis. LMIS does not maintain a secondary market in the fund’s shares. LMIS has no role in determining the fund’s policies or the securities that are purchased or sold by the fund.

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of the fund and the maintenance of shareholder accounts in an amount up to [0.25]% of its average daily net assets each year. No Rule 12b-1 fees are currently paid by the fund, and there are no current plans to impose these fees.

Additional payments

Legg Mason or its affiliates make payments to broker-dealers, registered investment advisers, banks or other intermediaries (together, “intermediaries”) related to marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or their making shares of the fund available to their customers generally and in certain investment programs. Such payments, which may be significant to the intermediary, are not made by the fund. Rather, such payments are made by Legg Mason or its affiliates from their own resources, which come directly or indirectly in part from fees paid by the fund. A financial intermediary may make decisions about which investment options it recommends or makes available, or the level of services provided, to its customers based on the payments it is eligible to receive. Therefore, such payments to an intermediary create conflicts of interest between the intermediary and its customers and may cause the intermediary to recommend the fund over another investment. More information regarding these payments is contained in the fund’s SAI. Please contact your salesperson or other investment professional for more information regarding any such payments his or her firm may receive from Legg Mason or its affiliates.

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Shareholder information

Additional shareholder information, including how to buy and sell shares of the fund, is available free of charge by calling toll-free: 888-386-5535 or visiting our website at www.leggmason.com.

Purchasing and selling shares

Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed in the “Creations and redemptions” section of this Prospectus. Only an Authorized Participant (as defined in the “Creations and redemptions” section) may engage in creation or redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.

Shares of the fund are listed for trading on the secondary market on NASDAQ. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although shares are generally purchased and sold in “round lots” of 100 shares, brokerage firms typically permit investors to purchase or sell shares in smaller “odd lots” at no per-share price differential. The fund’s shares trade on NASDAQ as follows:

Name of Fund	Ticker Symbol
Small-Cap Quality Value ETF	[SQLV]

Share prices are reported in dollars and cents per share.

Buying or selling fund shares on an exchange or other secondary market involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you may incur a brokerage commission and other charges. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has high trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity (which is often the case for funds that are newly launched or small in size). The fund’s spread may also be impacted by the liquidity of the underlying securities held by the fund, particularly for newly launched or smaller funds or in instances of significant volatility of the underlying securities.

Authorized Participants may acquire shares directly from the fund and may tender their shares for redemption directly to the fund, at net asset value per share only in Creation Units or Creation Unit aggregations.

The fund’s primary listing exchange is NASDAQ. NASDAQ is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules or in an SEC exemptive order issued to the fund. In order for a registered investment company to invest in shares of the fund beyond the limitations of Section 12(d)(1) pursuant to the exemptive relief obtained by the fund, the registered investment company (outside the Legg Mason fund family) must enter into an agreement with the fund.

Frequent purchases and redemptions of fund shares

The Board has evaluated the risks of frequent purchases and redemptions of fund shares (“market timing”) activities by the fund’s shareholders. The Board noted that the fund’s shares can only be purchased and redeemed directly from the fund in Creation Units by Authorized Participants and that the vast majority of trading in the fund’s shares occurs on the secondary market. Because the secondary market trades do not involve the fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the fund’s trading costs and the realization of capital gains.

With respect to trades directly with the fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the fund permits or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the fund and increased transaction costs, which could negatively impact the fund’s ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the fund’s shares trade at or close to net asset value. The fund also employs fair valuation pricing to minimize potential dilution from market timing. The fund imposes transaction fees on in-kind purchases and redemptions of fund shares to cover the custodial and other costs incurred by the fund in effecting in-kind trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to apply policies and procedures to the fund to detect and deter market timing.

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Shareholder information cont’d

Book entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Fund share trading prices

The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily net asset value and are affected by market forces such as the supply of and demand for ETF shares and underlying securities held by the fund, economic conditions and other factors. Information regarding the intraday value of shares of the fund, also known as the “intra-day indicative value” (“IIV”), is disseminated every 15 seconds throughout each trading day by the national securities exchange on which the fund’s shares are listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit but does not include a reduction for the fees, operating expenses or transaction costs incurred by the fund. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the fund’s net asset value, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers and other market intermediaries that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities. The fund is not involved in, or responsible for, the calculation or dissemination of the IIV or make any representation or warranty as to its accuracy.

Calculation of net asset value

The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding.

The fund calculates its net asset value every day the New York Stock Exchange (the “NYSE”) is open. The fund generally values its securities and other assets and calculates its net asset value as of the scheduled close of regular trading on the NYSE, normally at 4:00 p.m. (Eastern time). If the NYSE closes at a time other than the scheduled closing time, the fund will calculate its net asset value as of the scheduled closing time. The NYSE is closed on certain holidays listed in the SAI.

Valuation of the fund’s securities and other assets is performed in accordance with procedures approved by the Board. These procedures delegate most valuation functions to the manager, which, in turn, uses independent third party pricing services approved by the Board. Under the procedures, assets are valued as follows:

•

Equity securities and certain derivative instruments that are traded on an exchange are valued at the closing price (which may be reported at a different time than the time at which the fund’s net asset value is calculated) or, if that price is unavailable or deemed by the manager not representative of market value, the last sale price. Where a security is traded on more than one exchange (as is often the case overseas), the security is generally valued at the price on the exchange considered by the manager to be the primary exchange. In the case of securities not traded on an exchange, or if exchange prices are not otherwise available, the prices are typically determined by independent third party pricing services that use a variety of techniques and methodologies.

•

The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.

•

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). Foreign markets are open for trading on weekends and other days when the fund does not price its shares. Therefore, the value of the fund’s shares may change on days when you will not be able to purchase or sell the fund’s shares.

•

Investments in ETFs and closed-end funds listed on an exchange are valued at the closing sale or official closing price on that exchange. Investments in open-end funds other than ETFs are valued at the net asset value per share of the class of the underlying fund held by the fund as determined on each business day.

18	Legg Mason Equity ETFs

•

If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. These procedures permit, among other things, the use of a formula or other method that takes into consideration market indices, yield curves and other specific adjustments to determine fair value. Fair value of a security is the amount, as determined by the manager in good faith, that the fund might reasonably expect to receive upon a current sale of the security. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated.

Many factors may influence the price at which the fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the fund’s last valuation, and such differences could be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility. Moreover, valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on market quotations. A fund that uses fair value methodologies may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.

Legg Mason Equity ETFs	19

Dividends, other distributions and taxes

Dividends and other distributions

The fund generally distributes long-term capital gain, if any, once a year, typically in December and at such other times as are necessary.

The fund generally pays dividends, if any, as follows:

Fund	Income dividend distributions
Small-Cap Quality Value ETF	Annually

Reinvestment of distributions

Distributions are paid by the fund in cash. No dividend reinvestment service is provided by the fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the fund purchased in the secondary market.

Taxes

The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation.

Taxes on distributions

In general, dividends and distributions are all taxable events. Distributions of investment income that the fund reports as “qualified dividend income” may be eligible to be taxed to noncorporate shareholders at the reduced rates applicable to long-term capital gain if certain requirements are satisfied. Distributions of net capital gain reported by the fund as capital gain dividends are taxable to you as long-term capital gain regardless of how long you have owned your shares. Noncorporate shareholders ordinarily pay tax at reduced rates on long-term capital gain. Substitute payments received on fund shares that are lent out will be ineligible for being reported as qualified dividend income and for other potentially beneficial tax treatment.

You may want to avoid buying shares when the fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.

A Medicare contribution tax is imposed at the rate of 3.8% on the net investment income of U.S. individuals with income exceeding specified thresholds, and on undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the fund and gain on the redemption or exchange of fund shares.

A dividend declared by the fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.

Interest received by the fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the total assets of the fund at the close of a year consists of securities of non-U.S. corporations, the fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your U.S. federal taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. federal withholding tax, unless a lower treaty rate applies.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the U.S. Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders; comply with due

20	Legg Mason Equity ETFs

diligence procedures with respect to the identification of U.S. accounts; report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information; and determine certain other information concerning their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities may need to report the name, address, and taxpayer identification number of each substantial U.S. owner or provide certifications of no substantial U.S. ownership, unless certain exceptions apply.

If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes when shares are sold

Capital gain or loss realized upon a sale of fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares. Any such capital gains, including from sales of fund shares or from capital gain dividends, are included in “net investment income” for purposes of the 3.8% U.S. federal Medicare contribution tax mentioned above.

Legg Mason Equity ETFs	21

Creations and redemptions

Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units or multiples thereof. The following table sets forth the number of shares of the fund that constitute a Creation Unit:

Fund	Creation unit size
Small-Cap Quality Value ETF	[50,000]

Each “creator” or “Authorized Participant” enters into an authorized participant agreement with LMIS, the fund’s distributor. Only an Authorized Participant may create or redeem Creation Units directly with the fund.

A creation transaction, which is subject to acceptance by LMIS, generally takes place when an Authorized Participant deposits into the fund a designated portfolio of securities (including any portion of such securities for which cash may be substituted) and a specified amount of cash approximating the holdings of the fund in exchange for a specified number of Creation Units (a “Creation Basket”). Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio.

Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities (including any portion of such securities for which cash may be substituted) held by the fund (“Fund Securities”) and a specified amount of cash. Except in limited circumstances, the composition of such portfolio will correspond pro rata to the positions in the fund’s portfolio. Except when aggregated in Creation Units, shares are not redeemable by the fund.

The prices at which creations and redemptions occur are based on the next calculation of net asset value after a creation or redemption order is received in an acceptable form under the authorized participant agreement.

In the event of a system failure or other interruption, including disruptions at market makers or Authorized Participants, orders to purchase or redeem Creation Units either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change orders.

To the extent the fund engages in in-kind transactions, the fund intends to comply with the U.S. federal securities laws in accepting securities for deposit and satisfying redemptions with redemption securities by, among other means, assuring that any securities accepted for deposit and any securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act of 1933 (the “1933 Act”). Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the 1933 Act, will not be able to receive restricted securities eligible for resale under Rule 144A.

Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Costs associated with creations and redemptions. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. The standard creation and redemption transaction fees are set forth in the table below. The standard creation transaction fee is charged to the Authorized Participant on the day such Authorized Participant creates a Creation Unit, and is the same regardless of the number of Creation Units purchased by the Authorized Participant on the applicable business day. Similarly, the standard redemption transaction fee is charged to the Authorized Participant on the day such Authorized Participant redeems a Creation Unit, and is the same regardless of the number of Creation Units redeemed by the Authorized Participant on the applicable business day. Creations and redemptions for cash (when cash creations and redemptions (in whole or in part) are available or specified) are also subject to an additional charge (up to the maximum amounts shown in the table below). This charge is intended to compensate for brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to cash transactions. Investors who use the services of a broker or other financial intermediary to acquire or dispose of fund shares may pay fees for such services.

22	Legg Mason Equity ETFs

The following table shows, as of [            ], 2017 the approximate value of one Creation Unit of the fund, standard fees and maximum additional charges for creations and redemptions (as described above):

	Approximate Value of a Creation Unit ($)	Creation Unit Size	Estimated Standard Creation/ Redemption Transaction Fee ($)	Maximum Additional Charge for Creations* (%)	Maximum Additional Charge for Redemptions* (%)
Small-Cap Quality Value ETF	[1,250,000]	[50,000]	[550]	2.0	2.0

*	As a percentage of the NAV per Creation Unit, inclusive, in the case of redemptions, of the standard redemption transaction fee.

Index

The Underlying Index is created and sponsored by Royce, the fund’s subadviser and an affiliated person of the manager and the fund. The Underlying Index is the exclusive property of Royce. The Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

Disclaimers

The fund are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Underlying Index and/or Underlying Index trade marks or the Underlying Index Price at any time or in any other respect. The Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Index is calculated correctly. Irrespective of its obligations towards a fund, Solactive AG has no obligation to point out errors in the Underlying Index to third parties including but not limited to investors and/or financial intermediaries of the fund. Neither publication of the Underlying Index by Solactive AG nor the licensing of the Underlying Index or Underlying Index trade marks for the purpose of use in connection with a fund constitutes a recommendation by Solactive AG to invest capital in said fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in said fund.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by a fund, owners of the shares of a fund or any other person or entity from the use of the Underlying Index or any data included therein, either in connection with a fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

Legg Mason Equity ETFs	23

Financial highlights

As the fund has not commenced operations as of the date of this Prospectus, no financial information is available. The Prospectus will include financial information for the fund once it has issued its first annual report to shareholders that contain audited financial statements.

24	Legg Mason Equity ETFs

Legg Mason Equity

ETFs

Legg Mason Small-Cap Quality Value ETF

You may visit www.leggmason.com for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Additional information about the fund’s investments will be available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same last name and same address. Contact the broker-dealer through which you hold your shares if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by calling the fund at 888-386-5535 or by writing to the fund at www.leggmason.com.

Information about the fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act

file no. 811-23096)

[    ] [    ]/17

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, April 17, 2017

[            ], 2017

LEGG MASON ETF INVESTMENT TRUST

LEGG MASON SMALL-CAP QUALITY VALUE ETF (“Small-Cap Quality Value ETF”)

NASDAQ (Ticker Symbol): [SQLV]

620 Eighth Avenue

New York, New York 10018

1-888-386-5535

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the Prospectus of Legg Mason Small-Cap Quality Value ETF (the “fund”), dated [            ], 2017, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus.

The fund is a series of Legg Mason ETF Investment Trust (the “Trust”), a Maryland statutory trust. As of the date of this SAI, the Trust has seven other series: Legg Mason Developed ex-US Diversified Core ETF, Legg Mason Emerging Markets Diversified Core ETF, Legg Mason US Diversified Core ETF, Legg Mason Low Volatility High Dividend ETF, Legg Mason International Low Volatility High Dividend ETF, Legg Mason Emerging Markets Low Volatility High Dividend ETF and Legg Mason Global Infrastructure ETF, shares of which are offered pursuant to separate Prospectuses and separate SAIs.

Additional information about the fund’s investments will be available in the fund’s annual and semi-annual reports to shareholders. The fund’s Prospectus and copies of the annual and semi-annual reports, when available, may be obtained free of charge by writing the Trust at 100 First Stamford Place, Attn: Shareholder Services—5th Floor, Stamford, Connecticut 06902, by calling the telephone number set forth above, by sending an e-mail request to prospectus@leggmason.com or by visiting www.leggmason.com. Legg Mason Investor Services, LLC (“LMIS” or the “distributor”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), serves as the fund’s sole and exclusive distributor. The fund will only issue or redeem shares that have been aggregated into blocks of shares, called Creation Units, to authorized participants who have entered into agreements with the fund’s distributor. A Creation Unit for the fund is comprised of [50,000] shares.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

No person has been authorized to give any information or to make any representations not contained in the Prospectus or this SAI in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the fund or its distributor. The Prospectus and this SAI do not constitute an offering by the fund or by the distributor in any jurisdiction in which such offering may not lawfully be made.

ORGANIZATION OF LEGG MASON ETF INVESTMENT TRUST

The Trust was organized on June 8, 2015 as a Maryland statutory trust under the laws of the State of Maryland and is an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust’s name was changed from Legg Mason ETF Equity Trust to Legg Mason ETF Investment Trust effective February  15, 2017. The fund is a diversified series of the Trust.

Exchange Listing and Trading

A discussion of exchange listing and trading matters associated with an investment in the fund is contained in the “Shareholder information” section of the Prospectus. The discussion below supplements, and should be read in conjunction with, such section of the Prospectus.

Shares of the fund are listed for trading on NASDAQ (the “Exchange”). The shares trade on the Exchange at prices that may differ to some degree from their net asset value (“NAV”). There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the fund will continue to be met.

The Exchange may, but is not required to, remove the shares of the fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the fund, there are fewer than 50 beneficial holders of the shares for 30 or more consecutive trading days; (2) the value of its underlying index or portfolio of securities on which the fund is based is no longer calculated or available; (3) the “intra-day indicative value” (“IIV”) of the fund is no longer calculated or available; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the shares of the fund from listing and trading upon termination of the Trust or the fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker, you will incur a brokerage commission determined by that broker.

In order to provide additional information regarding the indicative value of shares of the fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means, an updated IIV for the fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.

The fund’s IIV is based on a securities component and a cash component which comprises that day’s Fund Deposit (as defined below), as disseminated prior to that Business Day’s (as defined below) commencement of trading. The IIV does not necessarily reflect the precise composition of the current portfolio of securities held by the fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the IIV should not be viewed as a “real-time” update of the fund’s net asset value, which is computed only once a day. The IIV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the fund. The quotations of certain fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States and thus may not reflect the current fair value of those securities.

The cash component included in the IIV consists of estimated accrued interest, dividends and other income, less expenses. The fund’s IIV reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of the fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the fund or an investor’s equity interest in the fund.

The base and trading currencies of the fund are the U.S. dollar. The base currency is the currency in which the fund’s NAV per share is calculated and the trading currency is the currency in which shares of the fund are listed and traded on the Exchange.

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The fund offers and issues shares at its NAV per share only in aggregations of a specified number of shares (“Creation Units”), in exchange for a basket of securities and/or instruments (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Shares are redeemable by the fund only in Creation Units and in exchange for securities and instruments. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are a specified number of shares.

The fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “Creations and Redemptions” section below.

The principal strategies and risks of investing in the fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this SAI, the investment objective and policies of the fund may be changed without shareholder approval. The fund may invest in the types of instruments described below, unless otherwise indicated in the Prospectus or this SAI.

Investment Objectives and Principal Investment Strategies

The fund is an exchange-traded fund (“ETF”). Shares of the fund are listed for trading on NASDAQ. The market price for a share of the fund may be different from the fund’s most recent NAV.

ETFs are funds that trade like other publicly traded securities. The fund is designed to track an index (its “Underlying Index”). Similar to shares of an index mutual fund, each share of the fund represents an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the fund may be purchased or redeemed directly from the fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

An index is a financial calculation, based on a grouping of financial instruments, that is not an investment product, while the fund is an actual investment portfolio. The performance of the fund and its Underlying Index may vary for a number of reasons, including transaction costs, non-U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between the fund’s portfolio and its Underlying Index resulting from the fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to the fund but not to its Underlying Index. “Tracking error” is the divergence of the performance (return) of the fund’s portfolio from that of its Underlying Index. Royce & Associates LP (“Royce”) the fund’s subadviser, expects that, over time, the fund’s tracking error will not exceed 5%. To the extent the fund uses a representative sampling indexing strategy, it may have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which the fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

The fund seeks to track the investment results of an index composed of equity securities of small-capitalization companies that are traded in the United States.

The fund seeks to track the investment results of the Royce Small-Cap Quality Value Index (the “Underlying Index”). The Underlying Index seeks to provide capital appreciation by investing in small-cap stocks trading in the United States that have relatively low valuations and is based on a proprietary methodology created and sponsored by Royce, the fund’s subadviser. Royce is affiliated with both LMPFA and the fund. The fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in securities that compose the Underlying Index. The equity securities that the fund will hold are principally common stocks.

The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The investment universe includes common stocks of U.S. headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depository receipts and global depository receipts, master limited partnerships, stocks with a share price less than or equal to $1.00, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at time of rebalance. From that universe, real estate investment trusts (REITs) are excluded. Underlying Index constituents are selected using Royce’s proprietary, rules-based multi-factor scoring system, with all factors measured by Royce, in order to seek to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. For quality factors, the Underlying Index focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on company assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit Underlying Index exposure to companies that Royce believes may have higher financial risk. For value factors, the Underlying Index focuses on the free cash flow of a company compared to its enterprise value. After the securities are scored by quality and value factors, each security’s momentum score is used as a transaction rule for the purpose of delaying/expediting the addition/deletion of the security in the Underlying Index. Underlying Index position weights are then calculated using a fundamental composite score that aims at adding value by relying on more efficient estimations of a company’s true economic value than those provided by market capitalization. By using fundamental factors to weight stocks rather than market capitalization, the Underlying Index seeks to have lower exposure to overvalued companies, while still maintaining broad diversification. Concentration limits are also implemented in the construction process of the Underlying Index.

As initially constituted and balanced, the Underlying Index is designed to seek to maintain diversification by limiting the weighting of individual constituents as well as sectors. No individual security in the Underlying Index will exceed 3%, and there is no minimum weighting for an individual security. The Underlying Index’s constituents are reconstituted quarterly, on the second Friday of March, June, September, and December. If that day is a NYSE holiday or the NYSE is closed, however, reconstitution will take place on the next business day. Any changes to or deviations from this methodology are made in the sole judgment and discretion of Royce so that the Underlying Index continues to achieve its objectives. The fund’s securities portfolio is rebalanced when the Underlying Index is reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

The fund uses a “passive” or indexing investment approach to achieve its investment objective. Unlike many investment companies, the fund does not try to outperform its Underlying Index and does not seek temporary defensive positions when markets decline or appear overvalued. Indexing may eliminate the chance that the fund will substantially outperform the Underlying Index and also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The fund may invest up to 20% of its net assets in cash and cash equivalents; other investment companies, including exchange-traded funds; exchange-traded notes; depository receipts; and in securities and other instruments not included in its Underlying Index but which Royce believes will help the fund track its Underlying Index.

Industry Concentration Policy. The fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

The fund’s investment objective may be changed by the Board of Trustees (the “Board”) without shareholder approval and on notice to shareholders.

There is no assurance that the fund will meet its investment objective.

The fund’s 80% investment policy may be changed by the Board without shareholder approval upon 60 days’ prior notice to shareholders.

The fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in the Prospectus or in this SAI.

INVESTMENT PRACTICES AND RISK FACTORS

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by the fund (unless otherwise noted), which all involve risks of varying degrees.

Equity Securities

General. Equity securities are subject to the following risks: the risk that their prices generally fluctuate more than those of other securities, such as debt or fixed income securities; the risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy, country or region, or may affect the market as a whole; the risk that an adverse company-specific event, such as an unfavorable earnings report, may negatively affect the stock price of a company in which the fund invests; and the risk that the fund may experience a substantial or complete loss on an individual stock.

Common Stocks. The fund may purchase common stocks. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks include securities issued by limited partnerships, limited liability companies, business trusts and companies organized outside the United States.

Warrants or Rights. Warrants or rights may be acquired by the fund in connection with other securities or separately and provide the fund with the right to purchase other securities of the issuer at a later date. Since a warrant does not carry with it the right to dividends or voting rights with respect to securities that the warrant holder is entitled to purchase, and because it does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by the fund in units or attached to securities may be deemed to be without value.

Small Capitalization Company Stocks. The fund will invest its assets in securities of small capitalization companies. Investments in securities of companies with small to medium market capitalizations are generally considered to offer greater opportunity for appreciation but involve special risks. The securities of those companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small to medium capitalization companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small and medium capitalization company stocks may, to a degree, fluctuate independently of larger company stocks, i.e., small and medium capitalization company stocks may decline in price as the prices of large company stocks rise or vice versa.

It is anticipated that some of the portfolio securities of the fund may not be widely traded, and that the fund’s position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the fund to dispose of such securities at prevailing market prices in order to meet redemptions.

Borrowing. The fund may borrow in certain circumstances. As discussed under “Investment Policies,” below, the 1940 Act permits the fund to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes.

Borrowing and other transactions used for leverage may cause the value of the fund’s shares to be more volatile than if the fund did not borrow or engage in such transactions. This is because leverage tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Leverage thus creates an opportunity for greater gains, but also greater losses. To repay such obligations, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with engaging in leverage, and these costs would offset and could eliminate the fund’s net investment income in any given period.

Commodity Exchange Act Regulation. The fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the fund, from registration as a “commodity pool operator” with respect to the fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the fund under the CEA. As a result, the fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, the fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Investment in Other Investment Companies. The fund may invest in securities of other investment companies, which can include open-end funds, closed-end funds and unregistered investment companies, subject to the limits set forth in the 1940 Act that apply to these types of investments. Investments in other investment companies are subject to the risk of the securities in which those investment companies invest. In addition, to the extent the fund invests in securities of other investment companies, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of the fund’s own operation. These costs include management, brokerage, shareholder servicing and other operational expenses.

The fund may invest in mutual funds or ETFs. The fund may invest in closed-end funds which hold securities of U.S. and/or non-U.S. issuers. Because shares of closed-end funds trade on an exchange, investments in closed-end funds may entail the additional risk that the discount from NAV could increase while the fund holds the shares.

Investments by Other Funds and by Other Significant Investors. Certain investment companies, including those that are affiliated with the fund because they are managed by the manager or an affiliate of the manager, may invest in the fund and may at times have substantial investments in one or more funds. Other investors also may at times have substantial investments in one or more funds.

From time to time, the fund may experience relatively large redemptions or investments due to transactions in fund shares by a fund or other significant investor. The effects of these transactions could adversely affect the fund’s performance. In the event of such redemptions or investments, the fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the fund. A large redemption could cause the fund’s expenses to increase and could result in the fund becoming too small to be economically viable. Redemptions of fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. Although the ETF structure of the fund should mitigate these risks to some degree, the impact of these transactions may be significant when a fund or other significant investor purchases, redeems, or owns a substantial portion of a fund’s shares.

The manager and the subadviser may be subject to potential conflicts of interest in connection with investments in the fund by an affiliated fund due to their affiliation with the investment adviser. Investments by an affiliated fund may give rise to conflicts in connection with the voting of fund shares. The manager, the subadviser and/or its advisory affiliates intend to seek to address these potential conflicts of interest in the best interests of the funds’ shareholders, although there can be no assurance that such efforts will be successful. The manager and the subadviser will consider how to minimize potential adverse impacts of affiliated fund investments, and may take such actions as each deems appropriate to address potential adverse impacts.

Repurchase Agreements. Under the terms of a typical repurchase agreement, the fund may acquire one or more underlying debt obligations, frequently obligations issued by the U.S. government or its agencies or instrumentalities, for a relatively short period (typically overnight, although the term of an agreement may be many months), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon time and price. The repurchase price is typically greater than the purchase price paid by the fund, thereby determining the fund’s yield. A repurchase agreement is similar to, and may be treated as, a secured loan, where the fund loans cash to the counterparty and the loan is secured by the purchased securities as collateral. All repurchase agreements entered into by the fund are required to be collateralized so that at all times during the term of a repurchase agreement, the value of the underlying securities is at least equal to the amount of the repurchase price. Also, the fund or its custodian is required to have control of the collateral, which the subadviser believes will give the fund a valid, perfected security interest in the collateral.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. If the fund enters into a repurchase agreement involving securities the fund could not purchase directly, and the counterparty defaults, the fund may become the holder of securities that it could not purchase. These repurchase agreements may be subject to greater risks. In addition, these repurchase agreements may be more likely to have a term to maturity of longer than seven days.

Repurchase agreements maturing in more than seven days are considered to be illiquid.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint accounts for the purpose of entering into repurchase agreements secured by cash and U.S. government securities, subject to certain conditions.

Reverse Repurchase Agreements. The fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when its subadviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitment of the fund.

Securities Lending. Consistent with applicable regulatory requirements, the fund may lend portfolio securities to brokers, dealers and other financial organizations meeting capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of Legg Mason unless it has applied for and received specific authority to do so from the SEC. From time to time, the fund may pay to the borrower and/or a third party which is unaffiliated with the fund or Legg Mason and is acting as a “finder” a part of the interest earned from the investment of collateral received for securities loaned. Although the borrower will generally be required to make payments to the fund in lieu of any dividends the fund would have otherwise received had it not loaned the shares to the borrower, such payments will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see “Taxes” below).

Requirements of the SEC, which may be subject to future modification, currently provide that the following conditions must be met whenever the fund lends its portfolio securities: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the investment in the loaned securities occurs, the fund must terminate the loan and regain the right to vote the securities.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. The fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser, the consideration to be earned from such loans would justify the risk.

Restricted and Illiquid Securities. Up to 15% of the net assets of the fund may be invested in illiquid securities. An illiquid security is any security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the fund has valued the security. Illiquid securities may include (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) TDs maturing in more than seven calendar days; (d) securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets; and (e) securities of new and early stage companies whose securities are not publicly traded.

Under SEC regulations, certain securities acquired through private placements can be traded freely among qualified purchasers. The SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under these regulations is “liquid.” The fund intends to rely on these regulations, to the extent appropriate, to deem specific securities acquired through private placements as “liquid.” The Board has delegated to the subadviser or Western Asset, as applicable, the responsibility for determining whether a particular security eligible for trading under these regulations is “liquid.” Investing in these restricted securities could have the effect of increasing the fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.

Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Restricted securities may be sold only (1) pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”) (such securities are referred to herein as “Rule 144A securities”), or another exemption; (2) in privately negotiated transactions; or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the United States, may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the subadviser or Western Asset, as applicable, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid for purposes of limitations on the amount of illiquid investments the fund may own. Where registration is required, the fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the fund is able to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than expected when it decided to sell.

Illiquid securities may be difficult to value and the fund may have difficulty disposing of such securities promptly. Judgment plays a greater role in valuing illiquid investments than those securities for which a more active market exists. The fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the United States.

To the extent required by applicable law and SEC guidance, no securities for which there is not a readily available market will be acquired by the fund if such acquisition would cause the aggregate value of illiquid securities to exceed 15% of the fund’s net assets.

Securities of Unseasoned Issuers. Securities in which the fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may be issued by companies that lack a significant operating history and be dependent on products or services without an established market share.

Cybersecurity Risk. With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the fund’s websites (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the fund’s systems.

Cybersecurity incidents affecting the fund’s manager, the subadviser, other service providers to the fund or its shareholders (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries), Authorized Participants and/or the relevant listing exchange have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the fund and shareholders, interference with the fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business and the fund to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the fund’s manager and the subadviser have established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the fund or its shareholders. The fund and its shareholders could be negatively impacted as a result.

INVESTMENT POLICIES

The fund has adopted the fundamental and non-fundamental investment policies below for the protection of shareholders. Fundamental investment policies of the fund may not be changed without the vote of a majority of the outstanding shares of the fund, defined under the 1940 Act as the lesser of (a) 67% or more of the voting power of the fund present at a shareholder meeting, if the holders of more than 50% of the voting power of the fund are present in person or represented by proxy, or (b) more than 50% of the voting power of the fund. The Board may change non-fundamental investment policies at any time.

If any percentage restriction described below is complied with at the time of an investment, a later increase or decrease in the percentage resulting from a change in asset values or characteristics will not constitute a violation of such restriction, unless otherwise noted below.

Fundamental Investment Policies

The fund’s fundamental investment policies are as follows:

(1) The fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) The fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) The fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except as permitted by exemptive relief or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, and except that the fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (The fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Asset coverage means the ratio that the value of the fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of the fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate the fund’s net investment income in any given period. Currently the fund does not have any intention of borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit the fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits the fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause the fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit the fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to the fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits the fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. The fund may also borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of the fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit the fund from owning real estate; however, the fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit the fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, the fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits the fund’s purchases of illiquid securities to 15% of net assets. If the fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There may also be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in ETFs that invest in physical and/or financial commodities.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country; however, the Trust understands that the SEC staff considers securities issued by a foreign government to be in a single industry for purposes of calculating applicable limits on concentration. In addition, the fund may invest more than 25% of the value of its total assets in securities of issuers in the same industry to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

The fund’s fundamental policies will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Non-Fundamental Investment Policies

The fund’s non-fundamental investment policies are as follows:

1. The fund may not invest in other registered open-end management investment companies and registered unit investment trusts in reliance upon the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act. The foregoing investment policy does not restrict the fund from (i) acquiring securities of other registered investment companies in connection with a merger, consolidation, reorganization, or acquisition of assets, or (ii) purchasing the securities of registered investment companies, to the extent otherwise permissible under Section 12(d)(1) of the 1940 Act.

2. The fund may not purchase or otherwise acquire any security if immediately after the acquisition the value of illiquid securities held by the fund would exceed 15% of the fund’s net assets. The fund monitors the portion of the fund’s total assets that is invested in illiquid securities on an ongoing basis, not only at the time of investment in such securities.

Diversification

The fund is currently classified as a diversified fund under the 1940 Act. In general, this means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent the portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

Portfolio turnover will not be a limiting factor should the subadviser or Western Asset, as applicable, deem it advisable to purchase or sell securities.

MANAGEMENT

The business and affairs of the fund are conducted by management under the supervision and subject to the direction of its Board. The business address of each Trustee (including each Trustee of the fund who is not an “interested person” of the fund) (an “Independent Trustee”) is c/o Jane Trust, 100 International Drive, 11th Floor, Baltimore, MD 21202. Information pertaining to the Trustees and officers of the fund is set forth below.

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Independent Trustees#:
Paul R. Ades Born 1940	Trustee	Since 1983	Paul R. Ades, PLLC (law firm) (since 2000)	[48]	None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)	[48]	None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)	[48]	None

Althea L. Duersten Born 1951	Trustee	Since 2014	Retired (since 2011); formerly, Chief Investment Officer, North America, JP Morgan Chase (investment bank) and member of JP Morgan Executive Committee (2007 to 2011)	[48]	None

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Fealds, Inc. (business development) (since 2016); formerly, President, Avatar International Inc. (business development) (1998 to 2015)	[48]	None

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Howard J. Johnson Born 1938	Chairman and Trustee	From 1981 to 1998 and since 2000 (Chairman since 2013)	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)	[48]	None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired	[48]	None

Ken Miller Born 1942	Trustee	Since 1983	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)	[48]	None

John J. Murphy Born 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)	[48]

Trustee, UBS Funds

(24 funds) (since

2008); Trustee,

Consulting Group

Capital Markets

Funds (10 funds)

(since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate

Institutional Funds

(12 funds) (2005 to

2010)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); and formerly, Partner (2009 to 2016), Thompson Coburn LLP (law firm)	[48]	Director, Citizens National Bank of Greater St. Louis (since 2006)

Name and Year of Birth	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past 5 Years
Interested Trustee and Officer:
Jane Trust, CFA*** Born 1962	Trustee, President and Chief Executive Officer	Since 2015

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of [156] funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason

Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

				[149]	None

#	Trustees who are not “interested persons” of the fund within the meaning of Section 2(a)(19) of the 1940 Act.
*	Each Trustee serves until his or her respective successor has been duly elected and qualifies or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex.
***	Ms. Trust is an “interested person” of the fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Additional Officers:
Ted P. Becker Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Compliance Officer	Since 2007

Director of Global Compliance at Legg

Mason (since 2006); Chief Compliance

Officer of LMPFA (since 2006);

Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief

Compliance Officer of certain mutual

funds associated with Legg Mason & Co. or its affiliates (since 2006)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Susan Kerr Born 1949 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Chief Anti- Money Laundering Compliance Officer	Since 2013	Assistant Vice President of Legg Mason & Co. and LMIS (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Born 1978 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Identity Theft Prevention Officer	Since 2015	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Robert I. Frenkel Born 1954 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2007

Vice President and Deputy General

Counsel of Legg Mason (since 2006);

Managing Director and General Counsel of U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co.

or its affiliates (since 2006) and Legg

Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Born 1962 Legg Mason 100 First Stamford Place 6th Floor Stamford, CT 06902	Assistant Secretary	Since 2007	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013)

Name, Year of Birth and Address	Position(s) with Trust	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Richard F. Sennett Born 1970 Legg Mason 100 International Drive 7th Floor Baltimore, MD 21202	Principal Financial Officer	Since 2011	Principal Financial Officer and Treasurer of
certain mutual funds associated with Legg
Mason & Co. or its affiliates (since 2011 and
since 2013); Managing Director of Legg
Mason & Co. and Senior Manager of the
Treasury Policy group for Legg Mason &
Co.’s Global Fiduciary Platform (since 2011);
formerly, Chief Accountant within the SEC’s
Division of Investment Management (2007 to
2011); Assistant Chief Accountant within the
SEC’s Division of Investment Management
(2002 to 2007)

Christopher Berarducci Born 1974 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Treasurer	Since 2014	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Born 1951 Legg Mason 620 Eighth Avenue 49th Floor New York, NY 10018	Senior Vice President	Since 2007

Senior Vice President of certain mutual

funds associated with Legg Mason & Co.

or its affiliates (since 2007); Senior Vice

President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

*	Each officer serves until his or her respective successor has been duly elected and qualifies or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took such office for a fund in the Legg Mason fund complex.

Each of the Independent Trustees were selected to join the Board based upon the following as to each Trustee: character and integrity; service as a board member of mutual funds in the fund complex; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; the fact that service as a Trustee would be consistent with the requirements of the Trust’s retirement policies and the Trustee’s status as not being an “interested person” of the fund, as defined in the 1940 Act. Ms. Trust was selected to join the Board based upon her investment management and risk oversight experience as an executive and portfolio manager and leadership roles with Legg Mason and affiliated entities. The Board also considered her character and integrity, her willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee, the fact that service as a Trustee would be consistent with requirements of the Trust’s retirement policies, and her status as a representative of Legg Mason.

Independent Trustees constitute more than 75% of the Board. Mr. Johnson serves as Chairman of the Board and is an Independent Trustee. Ms. Trust is an interested person of the fund.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the manager, the subadviser and Western Asset, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion. In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee.

Each Trustee, except for Ms. Trust and Ms. Duersten, has served as a board member of the mutual funds in the fund complex for at least eight years. Mr. Ades has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Breech has substantial experience as the chief executive of a private corporation. Mr. Crane has substantial experience as an economist, academic and business consultant. Ms. Duersten has substantial experience as a global investment and trading manager in capital markets across multiple asset classes, including as the chief investment officer for the North American region of a major investment bank and service on its executive committee. Mr. Hubbard has substantial experience in business development and was a senior executive of an operating company. Mr. Johnson has substantial experience as the chief executive of an operating company and in the financial services industry, including as an actuary and pension consultant. Mr. Jerome Miller had substantial experience as an executive in the asset management group of a major broker/dealer. Mr. Ken Miller has substantial experience as a senior executive of an operating company. Mr. Murphy has substantial experience in the asset management business and has current and prior service on the boards of other funds and corporations. Mr. Schlafly has substantial experience practicing law and also serves as the non-executive Chairman of a private corporation and as director of a bank. Ms. Trust has been the Chief Executive Officer of the Trust and other funds in the fund complex since 2015 and has investment management and risk oversight experience as an executive and portfolio manager and in leadership roles with Legg Mason and affiliated entities. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board.

The Board has five standing Committees: the Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee (which is a sub-committee of the Governance Committee). Each Committee is chaired by an Independent Trustee. The Audit Committee and the Governance Committee are composed of all of the Independent Trustees. The Contract Committee is composed of three Independent Trustees. The Performance Committee is composed of four Independent Trustees and the Chairman of the Board. The Compensation and Nominating Committee is composed of two Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

The Chairman of the Board and the chairs of the Audit and Performance Committees work with the Chief Executive Officer of the Trust to set the agendas for Board and committee meetings. The Chairman of the Board also serves as a key point person for interaction between management and the other Independent Trustees. Through the committees the Independent Trustees consider and address important matters involving the fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the fund has effective and independent governance and oversight. The Board also has determined that its leadership structure, in which the Chairman of the Board is not affiliated with Legg Mason, is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management, including the fund’s subadviser and Western Asset.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the fund’s accounting, auditing and financial reporting practices, the qualifications and independence of the fund’s independent registered public accounting firm and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Contract Committee is charged with assisting the Board in requesting and evaluating such information from the manager, the subadviser and Western Asset as may reasonably be necessary to evaluate the terms of the fund’s investment management agreement, subadvisory arrangements and distribution arrangements.

The Performance Committee is charged with assisting the Board in carrying out its oversight responsibilities over the fund and fund management with respect to investment management, objectives, strategies, policies and procedures, performance and performance benchmarks, and the applicable risk management process.

The Governance Committee is charged with overseeing Board governance and related Trustee practices, including selecting and nominating persons for election or appointment by the Board as Trustees of the Trust. The Governance Committee has formed the Compensation and Nominating Committee, the function of which is to recommend to the Board the appropriate compensation for serving as a Trustee on the Board. In addition, the Compensation and Nominating Committee is responsible for, among other things, selecting and recommending candidates to fill vacancies on the Board. The Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the fund and its shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

Service providers to the fund, primarily the fund’s manager, the subadviser and Western Asset and, as appropriate, their affiliates, have responsibility for the day-to-day management of the fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the fund, the Board oversees risk management of the fund’s investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the fund and its service providers. The Board has emphasized to the fund’s manager, the subadviser and Western Asset the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and the Performance Committee, and through oversight by the Board itself.

The fund is subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the fund. The fund’s manager, the subadviser and Western Asset, the affiliates of the manager, the subadviser and Western Asset, or various service providers to the fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the fund’s and the manager’s Chief Compliance Officer and the manager’s chief risk officer, as well as personnel of the subadviser and Western Asset and other service providers, such as the fund’s independent registered public accounting firm, make periodic reports to the Audit Committee, the Performance Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

The Board recognizes that not all risks that may affect the fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

The Board met [    ] times during the fiscal year ended July 31, 2016. The Audit Committee, the Contract Committee, the Performance Committee, the Governance Committee, and the Compensation and Nominating Committee met [    ,    ,    ,    , and     ] time(s), respectively, during the fiscal year ended July 31, 2016.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex overseen by the Trustees as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Fund ($)	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee ($)
Independent Trustees
Paul R. Ades	[None]	[Over 100,000]
Andrew L. Breech	[None]	[Over 100,000]
Dwight B. Crane	[None]	[Over 100,000]
Althea L. Duersten	[None]	[Over 100,000]
Frank G. Hubbard	[None]	[Over 100,000]
Howard J. Johnson	[None]	[Over 100,000]
Jerome H. Miller	[None]	[Over 100,000]
Ken Miller	[None]	[Over 100,000]
John J. Murphy	[None]	[Over 100,000]
Thomas F. Schlafly	[None]	[Over 100,000]

Interested Trustee
Jane Trust	[None]	[Over 100,000]

As of December 31, 2016, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, the subadviser, Western Asset or the distributor of the fund, or of a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, the subadviser, Western Asset or the distributor of the fund.

The Trustees receive a pro rata share of their fees based upon asset size. For serving as a trustee of the fund, each Independent Trustee receives an annual retainer plus fees for attending each regularly scheduled meeting and any special Board meeting they attend in person or by telephone. Those Independent Trustees who serve in leadership positions receive additional compensation. The Board reviews the level of trustee compensation annually, and trustee compensation may change from time to time. The Independent Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Ms. Trust, an “interested person” of the fund, as defined in the 1940 Act, does not receive compensation from the fund for her service as Trustee.

Officers of the Trust receive no compensation from the fund.

Information regarding compensation paid to the Trustees is shown below.

	Aggregate Compensation for Services to the Fund(2) ($)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses ($)	Total Compensation from Fund Complex Paid to Trustee(3) ($)	Number of Portfolios in Fund Complex Overseen by Trustee(3)
Independent Trustees
Paul R. Ades	[86]	[None]	[300,000]	[48]
Andrew L. Breech	[88]	[None]	[305,000]	[48]
Dwight B. Crane	[92]	[None]	[317,500]	[48]
Althea L. Duersten	[87]	[None]	[302,500]	[48]
Frank G. Hubbard	[84]	[None]	[292,500]	[48]
Howard J. Johnson	[97]	[None]	[335,000]	[48]
Jerome H. Miller	[88]	[None]	[305,000]	[48]
Ken Miller	[87]	[None]	[302,500]	[48]
John J. Murphy	[86]	[None]	[300,000]	[48]
Thomas F. Schlafly	[84]	[None]	[290,000]	[48]

Interested Trustee
Jane Trust(1)	None	None	N/A	[149]

(1)	Ms. Trust is not compensated for her services as a Trustee because of her affiliations with the manager.
(2)	As the fund has not commenced operations as of the date of this SAI, information is estimated for the fiscal year ending July 31, 2017.
(3)	Information is for the calendar year ended December 31, 2016.

As of [            ], 2017, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding shares of the fund.

As of the date of this SAI, Legg Mason or an affiliate owned of record and beneficially 100% of the outstanding shares of the fund, and thus, until the public offering of the shares of the fund commences, will control the fund. Once a public offering of the shares of the fund has commenced, the Trust will not have information concerning the beneficial ownership of shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

LMPFA serves as investment manager to the fund pursuant to an investment management agreement between the Trust and LMPFA with respect to the fund (the “Management Agreement”). LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, also serves as the investment manager of other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company.

LMPFA is responsible for managing the fund consistent with the 1940 Act, the Code, the fund’s investment objective, policies and restrictions described in the Prospectus and this SAI and in accordance with any exemptive orders issued by the SEC applicable to the fund and any SEC staff no-action letters applicable to the fund. Pursuant to the Management Agreement and subject to the general supervision of the fund’s Board, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the fund, including: custodians; audit; portfolio accounting; legal; transfer agency and registrar; securities lending; index calculation, maintenance and dissemination;

depository; accounting services; indicative optimized portfolio value calculation; printing costs; insurance; certain distribution services (provided pursuant to a separate distribution agreement); and investment advisory services (provided pursuant to separate subadvisory agreements), under what is essentially an all-in fee structure. The fund bears other expenses which are not covered under the respective Management Agreement that may vary and will affect the total level of expenses paid by the fund, such as taxes and governmental fees, transaction expenses, costs of borrowing money (including interest expenses), future 12b-1 fees (if any), acquired fund fees and expenses and extraordinary expenses (such as litigation and indemnification expenses). LMPFA may earn a profit on the fees charged under the Management Agreement and would benefit from any price decreases in third-party services covered by the Management Agreement, including decreases resulting from an increase in net assets.

LMPFA is permitted to enter into contracts with subadvisers or subadministrators, subject to the Board’s approval and to the extent permitted by any exemptive orders or SEC staff no action letters applicable to the fund. The manager has entered into subadvisory arrangements, as described below.

Pursuant to the Management Agreement, the fund pays LMPFA a management fee calculated daily and paid monthly at the rate of [0.60%] of the fund’s average daily net assets.

The Management Agreement provides that LMPFA, its affiliates performing services contemplated by the Management Agreement, and the partners, shareholders, directors, officers and employees of LMPFA and such affiliates, will not be liable for any error of judgment or mistake of law, for any loss arising out of any investment, or for any act or omission in the execution of securities transactions for the fund, but LMPFA is not protected against any liability to the fund to which LMPFA would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Management Agreement.

After the initial term of two years, the Management Agreement will continue in effect from year to year, provided its continuance is specifically approved at least annually with respect to the fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Management Agreement, without penalty, on not more than 60 days’ nor less than 30 days’ written notice to LMPFA. LMPFA may terminate the Management Agreement, without penalty, upon not less than 90 days’ written notice to the fund. The Management Agreement may be terminated immediately upon the mutual written consent of all parties to the Agreement. In addition, the Management Agreement terminates automatically upon its assignment.

As the fund has not commenced operations as of the date of this SAI, the fund paid no management fees to LMPFA as of the date of this SAI.

Subadvisory Arrangements

Royce serves as the subadviser to the fund pursuant to a subadvisory agreement between the manager and Royce (the “Subadvisory Agreement”). Royce has offices at 745 Fifth Avenue, New York, NY 10151. Royce is a majority-owned subsidiary of Legg Mason.

Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it pursuant to an agreement between the manager and Western Asset (the “Western Asset Agreement”). Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101 and 620 Eighth

Avenue, New York, New York 10018. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under the Subadvisory Agreement and the Western Asset Agreement, subject to the supervision and direction of the Board and the manager, the subadviser and Western Asset will manage the fund’s portfolio in accordance with the fund’s stated investment objective and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities and employ professional portfolio managers and securities analysts who provide research services to the fund.

Each of the Subadvisory Agreement and the Western Asset Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Subadvisory Agreement or the Western Asset Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser or Western Asset. Each of the subadviser and Western Asset may terminate the Subadvisory Agreement or the Western Asset Agreement, as applicable, on 90 days’ written notice to the fund and the manager. Each of the Subadvisory Agreement and the Western Asset Agreement may be terminated upon the mutual written consent of the manager and the subadviser or Western Asset, as applicable. Each of the Subadvisory Agreement and the Western Asset Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As compensation for its subadvisory services, the manager pays the subadviser a fee equal to [90]% of the management fee paid to the manager, net of (i) all fees and expenses incurred by the manager under the Management Agreement (including without limitation any subadvisory fee paid to another subadviser to the fund) and (ii) expense waivers and reimbursements.

As compensation for its subadvisory services, the manager pays Western Asset a fee equal to [0.02]% of the portion of the fund’s average daily net assets allocated to Western Asset for the management of cash and other short-term instruments, net of expense waivers and reimbursements.

Additional Information

The fund enters into contractual arrangements with various parties, including, among others, the manager, Royce and Western Asset, who provide services to the fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, those contractual arrangements.

The Prospectus and this SAI provide information concerning the fund that you should consider in determining whether to purchase shares of the fund. The fund may make changes to this information from time to time. Neither the Prospectus nor this SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Portfolio Managers

The following sets forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2016.

Other Accounts Managed by the Portfolio Managers

The table below identifies the portfolio managers, the number of accounts (other than the fund) for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($)
George Necakov	Registered investment companies	1	2,840,541,413	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Michael Connors	Registered investment companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Portfolio Manager Compensation Structure

Royce seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. All portfolio managers, receive from Royce a base salary, Portfolio-Related Variable Compensation, Firm-Related Variable Compensation based primarily on registered investment company and other client account revenues generated by Royce and a benefits package. Portfolio manager compensation is reviewed and may be modified from time to time as appropriate to reflect changes in the market, as well as to adjust the factors used to determine variable compensation. Except as described below, each portfolio manager’s compensation consists of the following elements:

•	Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, Royce seeks to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•	Portfolio-Related Variable Compensation. Each portfolio manager receives quarterly Portfolio-Related Variable Compensation that is either asset-based, or revenue-based and therefore in part based on the value of the net assets of the account for which he or she is being compensated, determined with reference to each of the registered investment company and other client accounts they are managing.

•	Firm-Related Variable Compensation. Portfolio managers receive quarterly variable compensation based on Royce’s net revenues.

•	Benefit Package. Portfolio managers also receive benefits standard for all Royce employees, including health care and other insurance benefits, and participation in Royce’s 401(k) Plan and Money Purchase Pension Plan. From time to time, on a purely discretionary basis, portfolio managers may also receive options to acquire stock in Royce’s parent company, Legg Mason, Inc. Those options typically represent a relatively small portion of a portfolio manager’s overall compensation.

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

The subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the subadviser and the individuals that each employs, including trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. The subadviser has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Portfolio Manager Securities Ownership

[As of [            ], none of the fund’s portfolio managers owned shares of the fund.]

Expenses

In addition to amounts payable under the Management Agreement, the fund is responsible for the following expenses: taxes and governmental fees; costs (including brokerage commissions, transaction fees or charges, if any, or Acquired Fund Fees and Expenses as such term is defined in Form N-1A as the same may be amended from time to time) in connection with the creation and redemption transactions of the fund’s shares and purchases and sales of the fund’s securities and other investments and losses in connection therewith; costs of borrowing money, including interest expenses; and litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and any legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to implement an expense cap, waive fees and/or reimburse operating expenses. Any such waived fees and/or reimbursed expenses are described in the fund’s Prospectus. The expense caps and waived fees and/or reimbursed expenses do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or the acquisition of all or substantially all of the assets of another fund; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of the fund (except to the extent relating to routine items such as the election of Trustees or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

In order to implement an expense limitation, the manager will, as necessary, waive management fees or reimburse operating expenses. However, the manager is permitted to recapture amounts waived or reimbursed to the fund during the same fiscal year if the fund’s total annual fund operating expenses have fallen to a level below the fund’s expense limitation. In no case will the manager recapture any amount that would result, on any particular fund business day, in the fund’s total annual operating expenses exceeding such expense limitation or any lower limit then in effect.

Distributor

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 International Drive, Baltimore, Maryland 21202, serves as the sole and exclusive distributor of the fund pursuant to a written agreement (the “Distribution Agreement”).

Shares of the fund are continuously offered by the distributor only in Creation Units, as described in the fund’s Prospectus and below in the “Creations and Redemptions” section of this SAI. Fund shares in amounts less than Creation Units are generally not distributed by the distributor or its agent. The distributor or its agent will arrange for the delivery of the fund’s Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The distributor is also licensed as a broker-dealer in all fifty U.S. states as well as in Puerto Rico, the U.S. Virgin Islands and the District of Columbia.

The Distribution Agreement is renewable from year to year with respect to the fund if approved (a) by the Board or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose.

The Distribution Agreement is terminable with respect to the fund without penalty by the Board or by vote of a majority of the outstanding voting securities of the fund, or by the distributor, on not less than 60 days’ written notice to the other party (unless the notice period is waived by mutual consent). The Distribution Agreement will automatically and immediately terminate in the event of its assignment.

Legg Mason or its affiliates may, from time to time and from their own resources, pay, defray or absorb costs relating to distribution, including payments out of their own resources to the distributor, or to otherwise promote the sale of shares.

Legg Mason and/or its affiliates may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to the fund or exchange-traded products in general. Legg Mason and/or its affiliates make these payments from their own assets and not from the assets of the fund. Although a portion of Legg Mason’s revenue comes directly or indirectly in part from fees paid by the fund, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the fund. Legg Mason and/or its affiliates make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including the fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). Legg Mason and/or its affiliates may also make payments to Intermediaries for certain printing, publishing and mailing costs associated with the fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, Legg Mason and/or its affiliates may make payments to Intermediaries that make shares of the fund available to their clients, develop new products that feature the fund or otherwise promote the fund. Legg Mason and/or its affiliates may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that Legg Mason and/or its affiliates believe may benefit the exchange-traded products business or facilitate investment in the fund.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend the fund over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Legg Mason and/or its affiliates make Education Costs and Publishing Costs payments to other Intermediaries based on any number of metrics. For example, Legg Mason and/or its affiliates may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by Legg Mason and/or its affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy shares of the fund.

In addition, Legg Mason and/or its affiliates may enter into other contractual arrangements with Intermediaries that Legg Mason and/or its affiliates believe may benefit the ETF business or facilitate investment in Legg Mason-sponsored ETFs. Such agreements may include payments by Legg Mason and/or its affiliates to such Intermediaries for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based.

The fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of the fund to enhance the liquidity and quality of the secondary market of securities of the fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of the fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of the fund solely for the benefit of the fund and will not be paid from any fund assets. Other funds managed by Legg Mason participate in such programs.

Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts in an amount up to [0.25]% of its average daily net assets each year.

No Rule 12b-1 fees are currently paid by the fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees would be paid out of the fund’s assets on an ongoing basis, these fees would increase the cost of your investment in the fund. By purchasing shares subject to distribution fees and service fees, you might pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of FINRA. The net income attributable to shares will be reduced by the amount of distribution fees and service fees and other expenses of the fund.

Custodian and Transfer Agent

State Street Bank and Trust Company (the “Custodian”), One Lincoln Street Boston, Massachusetts 02111, serves as the custodian of the fund. The Custodian, among other things, maintains custody accounts in the name of the fund, receives and delivers all assets for the fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the fund in custody and makes disbursements on behalf of the fund. The Custodian neither determines the fund’s investment policies nor decides which securities the fund will buy or sell. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

State Street Bank and Trust Company (the “Transfer Agent”) serves as the fund’s transfer agent. Under its transfer agency agreement with the Trust, the Transfer Agent provides the following services with respect to the fund: (i) performing and facilitating the performance of purchases and redemptions of Creation Units, (ii) preparing and transmitting by means of DTC’s book-entry system payments for dividends and distributions declared by the fund on or with respect to fund shares, (iii) preparing and delivering reports, information and documents as specified in the agreement, (iv) performing the customary services of a transfer agent and dividend disbursing agent, and (v) rendering certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust and the fund.

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, serves as counsel to the Independent Trustees.

Independent Registered Public Accounting Firm

KPMG LLP, an independent registered public accounting firm, located at 345 Park Avenue, New York, New York 10154, has been selected to audit and report upon the fund’s financial statements and financial highlights.

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the fund, the manager, the subadviser, Western Asset and the distributor each has adopted a code of ethics that permits its personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes of ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict or the abuse of an employee’s position of trust and responsibility.

Copies of the codes of ethics applicable to personnel of the fund, the manager, the subadviser, Western Asset and the distributor and to the Independent Trustees of the Trust are on file with the SEC.

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager, the Board has delegated proxy voting discretion to the manager, believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s proxy voting policies and procedures govern in determining how proxies relating to the fund’s portfolio securities are voted, a copy of which is attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-877-721-1926, (2) on www.leggmason.com and (3) on the SEC’s website at http://www.sec.gov.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

BOOK ENTRY ONLY SYSTEM

DTC acts as securities depositary for the shares. Shares of the fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of participants of DTC (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “beneficial owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of beneficial owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and beneficial owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.

Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATIONS AND REDEMPTIONS

The Trust issues and sells shares of the fund only in Creation Units on a continuous basis through the distributor, without a sales load, at the net asset value next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). A Creation Unit for the fund is comprised of [50,000] shares.

In its discretion, the manager reserves the right to increase or decrease the number of the fund’s shares that constitutes a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of the fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to the fund is each day the Trust is open, including any day that the fund is required to be open under Section 22(e) of the 1940 Act, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from large institutional investors who have entered into agreements with the fund’s distributor (“Authorized Participants”) to create or redeem Creation Units will only be accepted on a Business Day.

Fund Deposit

The consideration for purchase of Creation Units consists of Deposit Securities and cash under limited circumstances. The Deposit Securities will correspond pro rata to the positions in the fund’s portfolio (including cash positions) except (a) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; (c) To Be Announced (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in kind; (d) to the extent the fund determines, on a given Business Day, to use a representative sampling of the fund’s portfolio; or (e) for temporary periods, to effect changes in the fund’s portfolio as a result of the rebalancing of its Underlying Index (a “Rebalancing”). The fund may only use sampling for this purpose if the sample: (i) is designed to generate performance that is highly correlated to the performance of the fund’s portfolio; (ii) consists entirely of instruments that are already included in the fund’s portfolio; and (iii) is the same for all Authorized Participants on a given Business Day. If there is a difference between the net asset value attributable to a Creation Unit and the aggregate market value of the Deposit Securities or Redemption Securities (as defined below) exchanged for the Creation Unit, the party conveying the instruments with the lower value will pay to the other an amount in cash equal to that difference (the “Cash Component”). Together, the Deposit Securities and Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the fund. Except when the fund is Rebalancing, the Deposit Securities and the securities that will be delivered in an in-kind transfer in a redemption (“Redemption Securities”) will be identical.

Purchases and redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component, as described above;

(b) if, on a given Business Day, the fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a purchase or redemption order from an Authorized Participant, the fund determines to require the purchase or redemption, as applicable, to be made entirely in cash; (d) if, on a given Business Day, the fund requires all Authorized Participants purchasing or redeeming shares on that day to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the fund permits an Authorized Participant to deposit or receive (as applicable) cash in lieu of some or all of the Deposit Securities or Redemption Securities, respectively, solely because: (i) such instruments are, in the case of the purchase of a Creation Unit, not available in sufficient quantity; (ii) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (iii) a holder of shares of the fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind. A purchase or redemption of shares made in whole or in part on a cash basis in reliance on (e)(i) or (e)(ii) is known as a “Custom Order.”

The fund will cause to be published through the National Securities Clearing Corporation (“NSCC”), on each Business Day, prior to the opening of trading on the Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (if any) to be included in the current Fund Deposit (based on information at the end of the previous Business Day).

Procedures for Creating Creation Units

To be eligible to place orders with the distributor and to create a Creation Unit of the fund, an entity must have executed an agreement with the distributor, subject to acceptance by the Transfer Agent, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). Each such entity must be either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System (the “Clearing Process”) of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant. Any entity that has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the fund, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.

The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Subject to the terms of the Participant Agreement, all orders to create Creation Units of the fund must be received by the distributor no later than the closing time of the regular trading session of the NYSE (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) on the Transmittal Date to be effected based on the NAV of shares as next determined after receipt of an order in proper form on the Transmittal Date.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the distributor pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the distributor or an Authorized Participant. The fund reserves the absolute right to reject a purchase order (see “Acceptance of Creation Orders”).

All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of the fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor.

Creation Units may be created in advance of the receipt by the fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the fund consisting of cash in an amount not less than 105% of the marked-to-market value of such missing portion(s). The fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the fund of purchasing such securities and the value of such collateral. The fund will have no liability for any such shortfall. The fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the distributor and deposited into the fund. The Participant Agreement will permit the fund to use such collateral to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the fund of purchasing such securities and the value of the collateral.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Subject to the conditions that (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the Closing Time on the Transmittal Date and (ii) arrangements satisfactory to the fund are in place for payment of the Cash Component and any other cash amounts which may be due, the fund will accept the order, subject to its right (and the right of the distributor and the manager) to reject any order not submitted in proper form. A Creation Unit of the fund will not be issued until the transfer of good title to the fund of the Deposit Securities and the payment of the Cash Component have been completed. Notwithstanding the foregoing, to the extent contemplated by a Participant Agreement, Creation Units will be issued to an Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of such Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral (as discussed above).

Placement of Creation Orders Using the Clearing Process

Fund Deposits created through the Clearing Process, if available, must be delivered through an Authorized Participant.

The Participant Agreement authorizes the distributor to transmit to NSCC on behalf of the Authorized Participant such trade instructions as are necessary to effect the Authorized Participant’s creation order. Pursuant to such trade instructions from the distributor to NSCC, the Authorized Participant agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day) and the Cash Component to the fund, together with such additional information as may be required by the distributor. An order to create Creation Units of the fund through the Clearing Process is deemed received by the distributor on the Transmittal Date if (i) such order is received by the distributor not later than the Closing Time on such Transmittal Date for all funds, and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the fund to be effected outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the fund by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the fund, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the distributor through the Federal Reserve wire system in a timely manner so as to be received by the distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the fund outside the Clearing Process is deemed received by the distributor on the Transmittal Date if (i) such order is received by the distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the distributor, such cancelled order may be resubmitted the following Business Day using the Fund Deposit as newly constituted to reflect the current net asset value of the fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Acceptance of Creation Orders

The fund and the distributor reserve the absolute right to reject or revoke acceptance of a creation order transmitted to it in respect to the fund, for example if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of the fund; (iii) acceptance of the Fund Deposit would have certain adverse tax consequences to the fund; (iv) acceptance of the Fund Deposit would, in the opinion of the fund, be unlawful; (v) acceptance of the Fund Deposit would otherwise, in the discretion of the fund or the manager, have an adverse effect on the fund or the rights of beneficial owners of the fund; or (vi) in the event that circumstances outside the control of the fund make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the fund, the manager, the subadviser, the Custodian, the distributor, DTC, NSCC’s Continuous Net Settlement System, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The distributor shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The fund, the Transfer Agent and the distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component, as applicable, shall be determined by the fund, and the fund’s determination shall be final and binding.

Creation Transaction Fee

The fund imposes a transaction fee of $[550.00] on each creation transaction regardless of the number of Creation Units purchased in the transaction.

In the case of cash creations or where the fund permits a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge of up to 2.0% of the value of a Creation Unit to compensate the fund for the costs associated with purchasing the applicable securities.

As a result, in order to seek to replicate the in-kind creation order process, the fund expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the fund makes Market Purchases, the Authorized Participant will reimburse the fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the fund and the cash in lieu amount (which amount, at the manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The manager may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the fund.

Redemption of Creation Units

Shares may be redeemed only in Creation Units through an Authorized Participant. Redemption orders for Creation Units in the fund must be received by the distributor in proper form no later than the Closing Time on the Transmittal Date to receive the net asset value on the same Transmittal Date. The fund will not redeem shares in amounts less than Creation Units (except the fund may redeem shares in amounts less than a Creation Unit in the event the fund is being liquidated). Beneficial owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. However, only Authorized Participants can trade directly with the fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

The fund is responsible for making available, through the NSCC, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the fund’s Redemption Securities and/or an amount of cash that will be applicable to redemption requests received in proper form (as described below) on that day. Except when the fund is Rebalancing, the Redemption Securities will be identical to the Deposit Securities.

Redemptions of Creation Units may be made in whole or in part on a cash basis, rather than in kind, solely under the following circumstances: (a) to the extent there is a Cash Component; (b) if, on a given Business Day, the fund announces before the open of trading that all purchases, all redemptions or all purchases and redemptions on that day will be made entirely in cash; (c) if, upon receiving a redemption order from an Authorized Participant, the fund determines to require the redemption to be made entirely in cash; (d) if, on a given Business Day, the fund requires all Authorized Participants redeeming shares on that day to receive cash in lieu of some or all of the Redemption Securities, solely because: (i) such instruments are not eligible for transfer either through the NSCC or DTC; or (ii) in the case of funds holding non-U.S. investments, such instruments are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (e) if the fund permits an Authorized Participant to receive cash in lieu of some or all of the Redemption Securities solely because: (i) such instruments are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting; or (ii) a holder of shares of the fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.

An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular security included in the redemption of a Creation Unit may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to the fund: (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of the fund or determination of the fund’s net asset value is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.

Redemption Transaction Fee

The fund imposes a transaction fee of $[550.00] on each redemption transaction regardless of the number of Creation Units being redeemed in the transaction.

An additional variable charge of up to 2.0% of the value of a Creation Unit for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the fund) may also be imposed to compensate the fund for the costs associated with selling the applicable securities.

In order to seek to replicate the in-kind redemption order process, the fund expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Authorized Participant as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the fund makes Market Sales, the Authorized Participant will reimburse the fund for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the fund and the cash in lieu amount (which amount, at the manager’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The manager may adjust the transaction fee to the extent the composition of the Redemption Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by the fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the fund’s remaining shareholders and negatively affect the fund’s performance.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the fund through the Clearing Process, if available, must be delivered through an Authorized Participant. An order to redeem Creation Units of the fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the net asset value of the fund as next determined. An order to redeem Creation Units of the fund using the Clearing Process made in proper form but received by the fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities and the applicable cash payment will be transferred by the third (3rd) Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process

Orders to redeem Creation Units of the fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the fund to be effected outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the fund will instead be effected through transfer of Creation Units of the fund directly through DTC. An order to redeem Creation Units of the fund outside the Clearing Process is deemed received by the distributor on the Transmittal Date if (i) such order is received by the distributor not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of shares of Creation Units specified in such order, which delivery must be made through DTC to the distributor no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the distributor has deemed an order for redemption outside the Clearing Process received, procedures will be initiated to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming beneficial owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the distributor.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of the fund is calculated on each day, Monday through Friday, except days on which the NYSE is closed. As of the date of this SAI, the NYSE is normally open for trading every weekday except in the event of an emergency or for the following holidays (or the days on which they are observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Please see the Prospectus for a description of the procedures used by the fund in valuing its assets.

PORTFOLIO TRANSACTIONS

Subject to such policies as may be established by the Board from time to time, the subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions. Western Asset manages the portion of the fund’s cash and short-term instruments allocated to it.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions.

Pursuant to the Subadvisory Agreement, the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The subadviser does not select a broker to effect a securities transaction for the fund unless the subadviser believes such broker is capable of obtaining the best execution for the security involved in the transaction. Best execution is comprised of several factors, including the liquidity of the market for the security, the commission charged, the promptness and reliability of execution, priority accorded the order and other factors affecting the overall benefit obtained.

In addition to considering a broker’s execution capability, the subadviser generally considers the research and brokerage services which the broker has provided to it, including any research relating to the security involved in the transaction and/or to other securities. The subadviser may use commission dollars generated by agency transactions for the fund and its other client accounts to pay for such services. Research services that may be paid for in this way assist the subadviser in carrying out its investment decision-making responsibilities. They may include general economic research, market and statistical information, industry and technical research, strategy and company research, advice as to the availability of securities or purchasers or sellers of a particular security, research related to performance measurement, and may be written or oral. Brokerage services that may be paid for in this way include effecting securities transactions and incidental functions such as clearance, settlement and custody.

The subadviser is authorized, in accordance with Section 28(e) of the 1934 Act and under the Subadvisory Agreement, to cause the fund to pay brokerage commissions in excess of those which another broker might have charged for effecting the same transaction, in recognition of the value of research and brokerage services provided to the subadviser by the broker. Thus, the fund generally pays higher commissions to those brokers who provide both such research and brokerage services than those who provide only execution services. The subadviser determines the overall reasonableness of brokerage commissions paid based on prevailing commission rates for similar transactions and the value it places on the research and/or brokerage services provided to it by the broker, viewed in terms of either the particular transaction or the subadviser’s overall responsibilities with respect to its accounts. Liquidity rebates and payments for order flow are not considered by the subadviser to be significant factors when selecting brokers and setting broker commission rates.

Research and brokerage services furnished by brokers through whom the fund effects securities transactions may be used by the subadviser in servicing all of its client accounts, and the subadviser may not use all of such services in connection with its client accounts or any of the funds. Moreover, the subadviser’s receipt of these services does not reduce the investment subadvisory fees payable to it, even though the subadviser might otherwise be required to purchase some of them for cash. The subadviser may, therefore, be viewed as having a conflict of interest relating to its obtaining such research services with fund and other client account commission dollars.

In some cases the subadviser may receive a service from a broker that has both a “research/brokerage” and a “non-research/non-brokerage” use. When this occurs, the subadviser makes a good faith allocation between the research/brokerage and non-research/non-brokerage use of the service. Only the portion of the service that is used for research/brokerage purposes may be paid for with commission dollars.

Firms that provide such research and brokerage services to the subadviser may also promote the sale of shares of the fund or other pooled investment vehicles advised by Royce, and Royce and/or its affiliates may separately compensate them for doing so. Such brokerage business is placed on the basis of brokerage and research services provided by the firm and is not based on any sales of the shares of the fund or other pooled investment vehicles advised by Royce.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The fund’s Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

Aggregate Brokerage Commissions Paid

As the fund has not commenced operations as of the date of this SAI, the fund paid no commissions for brokerage transactions as of the date of this SAI.

Even though the subadviser makes investment decisions for the fund independently from those for the other funds and the other client accounts advised by the subadviser, Royce frequently purchases, holds or sells securities of the same issuer for more than one Royce account because the same security may be suitable for more than one of them. When the subadviser is purchasing or selling the same security for more than one Royce account managed by the same primary portfolio manager on the same trading day, the subadviser generally seeks to average the transactions as to price and allocate them as to amount in a manner believed by the subadviser to be equitable to each Royce account. The subadviser generally effects such purchases and sales of the same security pursuant to Royce’s Trade Allocation Guidelines and Procedures. Although the subadviser’s portfolio managers generally pre-allocate the majority of the subadviser’s purchase or sale orders to one or more of its client accounts under such Guidelines and Procedures, the subadviser may place and execute unallocated orders with broker-dealers during the trading day and then allocate the securities purchased or sold in such transactions to one or more of Royce’s accounts at or shortly following the close of trading, generally using the average net price obtained by accounts with the same primary portfolio manager. The subadviser does such allocations based on a number of judgmental factors that it believes should result in fair and equitable treatment to those of its accounts for which the securities may be deemed suitable. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained for the fund. In addition, on a limited, infrequent basis, and in accordance with its written procedures, the subadviser may change initial allocations from one Royce client account to another Royce client account when: (i) it is determined that a security is unsuitable or inappropriate for a particular Royce client account in the original allocation; (ii) there is a lack of cash in a Royce client account to whom a security is initially allocated; (iii) there is a client-imposed restriction on the purchase of the security being allocated; or (iv) the portfolio manager has decided to change his initial allocation for some other reason.

As the fund has not commenced operations as of the date of this SAI, the fund did not hold securities issued by its regular broker/dealers as of the date of this SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

On each Business Day, before the commencement of trading in its shares on the Exchange, the fund will disclose on www.leggmason.com the identities and quantities of the fund’s portfolio holdings that will form the basis for the fund’s calculation of NAV per share at the end of the Business Day. The manager, the subadviser, Western Asset and the fund will not disclose information concerning the identities and quantities of the portfolio securities held by the fund before such information is publicly disclosed and is available to the entire investing public. Personnel of such entities with knowledge about the composition of a Fund Deposit will be prohibited from disclosing such information to any other person, except as authorized in the course of their employment, until such information is made public. The Trust has executed confidentiality agreements with its service providers who are provided information about the Fund Deposit.

THE TRUST

The certificate of trust to establish Legg Mason ETF Investment Trust (referred to in this section as the “Trust”) was filed with the State Department of Assessments and Taxation of Maryland on June 8, 2015. The Trust’s name was changed from Legg Mason ETF Equity Trust to Legg Mason ETF Investment Trust effective on February 15, 2017.

The Trust is a Maryland statutory trust. A Maryland statutory trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the Trust’s declaration of trust (the “Declaration”) are described below.

Shareholder Voting

The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws, but otherwise permits, consistent with Maryland law, actions by the trustees of the Trust (the “Trustees”) without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but a fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of record of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares. There is no cumulative voting on any matter submitted to a vote of the shareholders.

Election and Removal of Trustees

The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the Trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration

The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limits the rights to indemnification, advancement of expenses or insurance provided in the Declaration with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under the Declaration prior to the amendment.

Issuance and Redemption of Shares

A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. All shares offered pursuant to the Prospectus of the fund, when issued, will be fully paid and nonassessable. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Notwithstanding anything to the contrary, the Trustees may in their sole discretion determine that shares of any series or class shall be issued and redeemed only in aggregations of such number of shares and at such time as may be determined by, or determined pursuant to procedures or methods prescribed or approved by, the Trustees from time to time with respect to any series or class. The number of shares comprising an aggregation for purposes of issuance or redemption with respect to any series or class are referred to as a “Creation Unit” and, collectively, as “Creation Units” (or such other term as the Trustees shall determine). The Trustees shall have the power, in connection with the issuance of any Creation Unit, to charge such transaction fees or other fees as the Trustees shall determine. In addition, the Trustees may, from time to time in their sole discretion, determine to change the number of shares constituting a Creation Unit. If the Trustees determine to issue shares of any series or class in Creation Units, then only shares of such series or class comprising a Creation Unit shall be redeemable by the Trust with respect to any applicable series or class. Unless the Trustees otherwise shall determine, there shall be no redemption of any partial or fractional Creation Unit.

Disclosure of Shareholder Holdings

The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation, or as the Trustees otherwise decide.

Small Accounts

The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The Declaration provides that the Trustees may establish series and classes in addition to those currently established and that the Trustees may determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into shares of another class. Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability

The Declaration provides that shareholders are not personally liable for the obligations of a fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. The fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity as a Trustee is not personally liable to any person, other than the Trust or its shareholders, in connection with the affairs of the Trust. Each Trustee is required to perform his or her duties in good faith and in a manner he or she believes to be in the best interests of the Trust. All actions and omissions of Trustees are presumed to be in accordance with the foregoing standard of performance, and any person alleging the contrary has the burden of proving that allegation.

The Declaration limits a Trustee’s liability to the Trust or any shareholder to the fullest extent permitted under current Maryland law by providing that a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust to the fullest extent permitted by law against liability and expenses in connection with any claim or proceeding in which he or she is involved by virtue of having been a Trustee, officer or employee. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board, a member or chair of a committee of the Board, lead independent Trustee, audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by no fewer than three unrelated shareholders must be made on the Trustees. The Declaration details information, certifications, undertakings and acknowledgements that must be included in the demand. The Trustees are not required to consider a demand that is not submitted in accordance with the requirements contained in the Declaration. The Declaration also requires that in order to bring a derivative action, the complaining shareholders must be joined in the action by shareholders owning, at the time of the alleged wrongdoing, at the time of demand, and at the time the action is commenced, shares representing at least 5% of the voting power of the affected funds. The Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that a suit should be maintained, then the Trust will commence the suit and the suit will proceed directly and not derivatively. If a majority of the independent Trustees determines that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not consistent with the standard of performance required of the Trustees in performing their duties. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand if, in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that a fund shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Trust or a fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the fullest extent permitted by law.

TAXES

The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Taxation on Creations and Redemptions of Creation Units

An Authorized Participant generally will recognize either gain or loss upon the exchange of Deposit Securities for Creation Units. This gain or loss is calculated by taking the market value of the Creation Units purchased over the Authorized Participant’s aggregate basis in the Deposit Securities exchanged therefor.

However, the Internal Revenue Service (the “IRS”) may apply the wash sales rules to determine that any loss realized upon the exchange of Deposit Securities for Creation Units is not currently deductible. Authorized Participants should consult their own tax advisers. Current U.S. federal income tax laws dictate that capital gain or loss realized from the redemption of Creation Units will generally create long-term capital gain or loss if the Authorized Participant holds the Creation Units for more than one year, or short-term capital gain or loss if the Creation Units were held for one year or less, if the Creation Units are held as capital assets.

The Fund and Its Investments

The fund intends to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in QPTPs (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more QPTPs.

Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to interests in QPTPs. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, will constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund fails to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year). With respect to certain types of swaps, the fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (a) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (b) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (c) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. The fund may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

In certain situations, the fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October (or if there is no net capital loss, then any net long-term or short-term capital loss) and its late-year ordinary losses (defined as the sum of the excess of post-October foreign currency and PFIC losses over post-October foreign currency and PFIC gains plus the excess of post-December ordinary losses over post-December ordinary income) realized after December until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

In general, gain or loss on a short sale is recognized when the fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the fund’s hands. Except with respect to certain situations where the property used by the fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by the fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the fund for more than one year. In general, the fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into. In the event that the fund were to experience an ownership change as defined under the Code, the fund’s loss carryforwards, if any, may be subject to limitation.

Foreign Investments. Dividends, interest and proceeds from the sale of foreign securities may be subject to non-U.S. withholding income and other taxes, including financial transaction taxes. Even if the fund is entitled to seek a refund in respect of such taxes, it may choose not to. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the fund were to elect otherwise.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain, and under proposed IRS regulations such included income would be non-qualifying for RIC qualifying income purposes unless distributed to the fund in the same year.

Alternatively, the fund may, in certain cases, make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that the fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals (15% for individuals with incomes below approximately $418,000 ($471,000 if married filing jointly), 20% for individuals with any income above those amounts that is long-term capital gain and 0% at certain income levels; the above threshold amounts will be adjusted annually for inflation), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (a) 100% of the regular dividends paid by the fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (b) the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (a) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (b) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period. Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Investors considering buying shares just prior to the record date for a taxable dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Under current law, the fund serves to block unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Certain types of income received by the fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the fund to designate some or all of its distributions as “excess inclusion income. To fund shareholders such excess inclusion income may (a) constitute taxable income, as UBTI for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (b) not be offset by otherwise allowable deductions for tax purposes; (c) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (d) cause the fund to be subject to tax if certain “disqualified organizations” as defined by the Code are fund shareholders. If a charitable remainder annuity trust or charitable remainder unitrust (each as defined in Code Section 664) has UBTI for a tax year, a 100% excise tax on the UBTI is imposed on the trust.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six month period.

Backup Withholding. The fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

If the fund is held through a qualified retirement plan entitled to tax exempt treatment for federal income tax purposes, distributions will generally not be taxable currently. Special tax rules apply to such retirement plans. You should consult your tax adviser regarding the tax treatment of distributions (which may include amounts attributable to fund distributions) which may be taxable when distributed from the retirement plan.

Other Taxes

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Shareholders

Dividends paid by the fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the fund.

Properly reported dividends are generally exempt from U.S. federal withholding tax where they (a) are paid in respect of the fund’s “qualified net interest income” (generally, the fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (b) are paid in respect of the fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Distributions that the fund reports as “short-term capital gain dividends” or “long-term capital gain dividends” will not be treated as such to a recipient non-U.S. shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the fund’s direct or indirect interests in U.S. real property exceeded certain levels. Instead, if the non-U.S. shareholder has not owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of distribution, such distributions will be subject to 30% withholding by the fund and will be treated as ordinary dividends to the non-U.S. shareholder; if the non-U.S. shareholder owned more than 5% of the outstanding shares of the fund at any time during the one year period ending on the date of the distribution, such distribution will be treated as real property gain subject to 35% withholding tax and could subject the non-U.S. shareholder to U.S. filing requirements. Additionally, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels, a non-U.S. shareholder realizing gains upon redemption from the fund could be subject to the 35% withholding tax and U.S. filing requirements unless more than 50% of the fund’s shares were owned by U.S. persons at such time or unless the non-U.S. person had not held more than 5% of the fund’s outstanding shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years.

In addition, the same rules apply with respect to distributions to a non-U.S. shareholder from the fund and redemptions of a non-U.S. shareholder’s interest in the fund attributable to a REIT’s distribution to the fund of gain from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation, if the fund’s direct or indirect interests in U.S. real property were to exceed certain levels.

The rules laid out in the previous two paragraphs, other than the withholding rules, will apply notwithstanding the fund’s participation in a wash sale transaction or its payment of a substitute dividend.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the fund will be required to withhold 30% of certain ordinary dividends it pays and 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays after December 31, 2018, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in the fund. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described here. Foreign shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, including the applicability of non-U.S. taxes.

Shares of the fund held by a non-U.S. shareholder at death will be considered situated in the United States and subject to the U.S. estate tax.

The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the fund and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

FINANCIAL STATEMENTS

As the fund has not commenced operations as of the date of this SAI, no financial information is available as of the date of this SAI.

UNDERLYING INDEX

Construction and Maintenance Standards for the Underlying Index

The Underlying Index is created and sponsored by Royce, the fund’s subadviser and an affiliated person of the manager and the fund. The Underlying Index is the exclusive property of Royce. The Trust has entered into a license agreement with Royce to use the Underlying Index at no charge. Royce has retained Solactive AG, an unaffiliated third party, to calculate the Underlying Index. Solactive AG publishes information regarding the market value of the Underlying Index.

Component Selection Criteria and Index Description. The Royce Small-Cap Quality Value Index The Underlying Index is composed of equity securities that meet certain criteria. Using Royce’s methodology, the Underlying Index will generally favor stocks with lower than average valuation, higher than average profitability, and higher than average debt coverage (i.e., available cash flow to pay current debt obligations) as compared with other stocks included in the investment universe while maintaining a comparable risk profile.

The investment universe includes common stocks of U.S. headquartered companies listed on U.S. exchanges, and excludes royalty companies, American depository receipts and global depository receipts, master limited partnerships, stocks with a share price less than or equal to $1.00, and stocks deemed by Royce to have insufficient trading volume. The universe is then refined to include stocks with market capitalizations that are between the 1001st and 3000th largest companies based on descending market capitalization at time of rebalance. From that universe, real estate investment trusts (REITs) are excluded. Underlying Index constituents are selected using Royce’s proprietary, rules-based multi-factor scoring system, with all factors measured by Royce, in order to seek to identify companies which combine favorable attributes of quality and value, as defined by Royce, compared with companies within the same market sector. For quality factors, the Underlying Index focuses on a company’s profitability (as measured by return on invested capital), the historic stability of its profitability (as measured by variance of return on company assets), and debt coverage (as measured by cash flow relative to debt). The debt coverage ratio is used in an attempt to limit Underlying Index exposure to companies that Royce believes may have higher financial risk. For value factors, the Underlying Index focuses on the free cash flow of a company compared to its enterprise value. After the securities are scored by quality and value factors, each security’s momentum score is used as a transaction rule for the purpose of delaying/expediting the addition/deletion of the security in the Underlying Index. Underlying Index position weights are then calculated using a fundamental composite score that aims at adding value by relying on more efficient estimations of a company’s true economic value than those provided by market capitalization. By using fundamental factors to weight stocks rather than market capitalization, the Underlying Index seeks to have lower exposure to overvalued companies, while still maintaining broad diversification. Concentration limits are also implemented in the construction process of the Underlying Index. As initially constituted and balanced, the Underlying Index is designed to seek to maintain diversification by limiting the weighting of individual constituents as well as sectors. No individual security in the Underlying Index will exceed 3%, and there is no minimum weighting for an individual security.

The Underlying Index’s constituents are reconstituted quarterly, on the second Friday of March, June, September, and December. If that day is a New York Stock Exchange (“NYSE”) holiday or the NYSE is closed, however, reconstitution will take place on the next business day. Any changes to or deviations from this methodology are made in the sole judgment and discretion of Royce so that the Underlying Index continues to achieve its objectives. The fund’s securities portfolio is rebalanced when the Underlying Index is reconstituted. The composition of the Underlying Index and the fund after reconstitution and rebalancing may fluctuate and exceed the above Underlying Index limitations due to market movements and other factors. The components of the Underlying Index, and the degree to which these components represent certain sectors and industries, may change over time.

Index Availability. The Underlying Index is calculated daily and is available from Solactive AG.

Calculation Methodology. The fund utilizes the Underlying Index calculated with dividends reinvested.

Index Disclaimers

The fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the fund’s Underlying Index and/or Underlying Index trade mark or the Underlying Index Price at any time or in any other respect. The fund’s Underlying Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Underlying Indexes are calculated correctly. Irrespective of its obligations towards the funds, Solactive AG has no obligation to point out errors in the Underlying Indexes to third parties including but not limited to investors and/or financial intermediaries of the funds. Neither publication of each Underlying Index by Solactive AG nor the licensing of each Underlying Index or Underlying Index trade mark for the purpose of use in connection with the fund constitutes a recommendation by Solactive AG to invest capital in the fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the funds.

Royce does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and Royce shall not have any liability for any errors, omissions or interruptions therein. Royce makes no warranty, express or implied, as to results to be obtained by the fund, owners of the shares of the fund or any other person or entity from the use of the Underlying Indexes or any data included therein, either in connection with the fund or for any other use. Royce makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Royce have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes, even if notified of the possibility of such damages.

APPENDIX A

Royce & Associates LP

Proxy Voting Policies and Procedures

June 5, 2003, as amended

Through March 1, 2016

Royce & Associates Proxy Voting Guidelines and Procedures

These procedures apply to Royce & Associates (“Royce”) and all funds and other client accounts for which it is responsible for voting proxies, including all open and closed-end registered investment companies (“The Royce Funds”), limited partnerships, limited liability companies, separate accounts, other accounts for which it acts as investment adviser and any accounts for which it acts as sub-adviser that have delegated proxy voting authority to Royce. Such authority is determined at the inception of each client account and generally: (i) is specifically authorized in the applicable investment management agreement or other written instrument or (ii) where not specifically authorized, is granted to Royce where general investment discretion is given to it in the applicable investment management agreement. The Boards of Trustees/Directors of The Royce Funds (the “Boards”) have delegated all proxy voting decisions to Royce subject to these policies and procedures. Notwithstanding the above, from time to time the Boards may reserve voting authority for specific securities.

Receipt of Proxy Material. Under the oversight of the Head of Administration, a Trade Processing Assistant designated by him is responsible for monitoring receipt of all proxies and seeking to ensure that proxies are received for all securities for which Royce has proxy voting responsibility. Royce is not responsible for voting proxies it does not receive. The Head of Administration or his designee use Glass Lewis’ ballot reconciliation tool that is directly tied to the daily holdings provided to them by Royce. Proxies are voted electronically and hard copies of any research notes made on the proxy material are stored.

Voting of Proxies. Once proxy material has been received, it is then promptly reviewed by the designated Trade Processing Assistant to evaluate the issues presented. The Head of Administration or his designee, in consultation with a Co-Chief Investment Officer, develops and updates a list of matters Royce treats as “regularly recurring” and is responsible for ensuring that the designated Trade Processing Assistant has an up-to-date list of these matters at all times, including instructions from a Royce Co-Chief Investment Officer on how to vote on those matters on behalf of Royce clients. Examples of “regularly recurring” matters include non-contested elections of directors and non-contested approval of independent auditors. Non-“regularly recurring” matters are brought to the attention of the portfolio manager(s) for the account(s) involved by the designated Administrative Assistant, and, after giving some consideration to advisories from Glass Lewis & Co., an independent third party research firm, the portfolio manager directs that such matters be voted in a way that he or she believes should better protect or enhance the value of the investment. Portfolio Managers may instruct the Head of Administration that they do not want the regularly recurring matters to be voted in accordance with the standing instructions for their accounts and individual voting instructions on all votes, both regularly recurring and non-regularly recurring, will be obtained from such Portfolio Managers.

a.	From time to time, it is possible that one Royce portfolio manager will decide (i) to vote shares held in client accounts he or she manages differently from the vote of another Royce portfolio manager whose client accounts hold the same security or (ii) to abstain from voting on behalf of client accounts he or she manages when another Royce portfolio manager is casting votes on behalf of other Royce client accounts.

The designated Trade Processing Assistant reviews all proxy votes collected from Royce’s portfolio managers prior to such votes being cast. If any difference exists among the voting instructions given by Royce’s portfolio managers, as described above, the designated Trade Processing Assistant then presents these proposed votes to the Head of Administration, or his designee, and a Co-Chief Investment Officer. A Co-Chief Investment Officer, after consulting with the relevant portfolio managers, either reconciles the votes or authorizes the casting of differing votes by different portfolio managers. The Head of Administration, or his designee, maintains a log of all votes including when different portfolio managers have cast differing votes, that describes the rationale for allowing such differing votes and contains the initials of both a Co-Chief Investment Officer and Head of Administration, or his designee, allowing such differing votes. The Head of Administration, or his designee, performs a weekly review of all votes cast by Royce to confirm that any conflicting votes were properly handled in accordance with the above-described procedures.

b.	There are many circumstances that might cause Royce to vote against an issuer’s board of directors or “management” proposal. These would include, among others, excessive compensation, unusual management stock options, preferential voting and poison pills. The portfolio managers decide these issues on a case-by-case basis as described above.

c.	A portfolio manager may, on occasion, determine to take no action on a proxy or a specific proxy item and not submit a vote when he or she concludes that the potential benefit of voting is outweighed by the cost, when it is not in the client account’s best interest to vote.

d.	When a client has authorized Royce to vote proxies on its behalf, Royce will generally not accept instructions from the clients regarding how to vote proxies.

e.	If a security is on loan under The Royce Funds’ Securities Lending Program with State Street Bank and Trust Company (“Loaned Securities”), the Head of Administration, or his designee, will recall the Loaned Securities and request that they be delivered within the customary settlement period after the notice, to permit the exercise of their voting rights if the number of shares of the security on loan would have a material effect on The Royce Funds’ voting power at the up-coming stockholder meeting. A material effect is defined for this purpose as any case where the Loaned Securities are 1% or more of a class of a company’s outstanding equity securities. A quarterly report detailing any exceptions that occur in recalling Loaned Securities will be given to the Boards.

Custodian banks are authorized to release all proxy ballots held for Royce client account portfolios to Glass Lewis & Co. for voting, utilizing the Viewpoint proxy voting platform. Substantially all portfolio companies utilize Broadridge to collect their proxy votes.

Under the oversight of the Head of Administration, or his designee, the designated Trade Processing Assistant is responsible for voting all proxies in a timely manner. Votes are returned to Broadridge using Viewpoint as ballots are received, generally two weeks before the scheduled meeting date. The issuer can thus see that the shares were voted, but the actual vote cast is not released to the company until 4:00 pm on the day before the meeting. If proxies must be mailed, they go out at least ten business days before the meeting date.

Conflicts of Interest. The designated Trade Processing Assistant reviews reports generated by Royce’s portfolio management system (“Quest PMS”) that set forth by record date, any security held in a Royce client account which is issued by a (i) public company that is, or a known affiliate of which is, a separate account client of Royce (including sub-advisory relationships), (ii) public company, or a known affiliate of a public company, that has invested in a privately-offered pooled vehicle managed by Royce or (iii) public company, or a known affiliate of a public company, by which the spouse of a Royce employee or an immediate family member of a Royce employee living in the household of such employee is employed, for the purpose of identifying any potential proxy votes that could present a conflict of interest for Royce. The Compliance Department develops and updates the list of such public companies or their known affiliates and this list is used by Quest PMS to generate these daily reports. This list also contains information regarding the source of any potential conflict relating to such companies. Potential conflicts identified on the “conflicts reports” are brought to the attention of the Compliance Department by the designated Trade Processing Assistant. An R&A Compliance Officer then reviews them to determine if business or personal relationships exist between Royce, its officers, managers or employees and the company that could present a material conflict of interest. Any such identified material conflicts are voted by Royce in accordance with the recommendation given by an independent third party research firm (Glass Lewis & Co.). The Trade Processing Assistant under the supervision of the Head of Administration, maintains a log of all such conflicts identified, the analysis of the conflict and the vote ultimately cast. Each entry in this log is signed by a Co-Chief Investment Officer before the relevant votes are cast.

Recordkeeping. A record of the issues and how they are voted is stored in the Viewpoint system for 7 years. Copies of all physically executed proxy cards, all proxy statements (with it being permissible to rely on proxy statements filed and available on Edgar) and any other documents created or reviewed that are material to making a decision on how to vote proxies are retained by the Trade Processing Assistant in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. In addition, copies of each written client request for information on how Royce voted proxies on behalf of that client, and a copy of any written response by Royce to any (written or oral) client request for information on how Royce voted proxies on behalf of that client will be maintained by Royce’s Head of Administration and/or Royce’s Director of Alternative Investments, or their designee (depending on who received such request) for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years at Royce’s office. Royce’s Compliance Department shall maintain a copy of any proxy voting policies and procedures in effect at any time within the last five years.

Disclosure. Royce’s proxy voting procedures will be disclosed to clients upon commencement of a client account. Thereafter, proxy voting records and procedures are generally disclosed to those clients for which Royce has authority to vote proxies as set forth below:

–	The Royce Funds – proxy voting records are disclosed annually on Form N-PX (with such voting records also available at www.roycefunds.com). Proxy voting procedures are available in the Statement of Additional Information for the open-end funds, in the annual report on Form N-CSR for the closed-end funds and at www.roycefunds.com.
–	Limited Liability Company and Limited Partnership Accounts – proxy voting records are disclosed to members/partners upon request and proxy voting procedures (along with a summary thereof) are provided to members/partners annually (and are available at www.roycefunds.com).
–	Separate Accounts – proxy voting records and procedures are disclosed to separate account clients annually

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust of the Registrant dated June 8, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Certificate of Amendment to the Certificate of Trust of the Registrant dated February 15, 2017 is incorporated herein by reference to Post-Effective Amendment No. 12 filed on February 17, 2017.

	(3)	Declaration of Trust of the Registrant dated June 8, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(4)	Amended and Restated Declaration of Trust of the Registrant dated February 15, 2017 is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017.

	(5)	Designation of Series of Shares of Beneficial Interests in the Registrant effective as of July 30, 2015 is incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(6)	Amended and Restated Designation of Series of Shares of Beneficial Interests in the Registrant effective as of September 4, 2015 is incorporated herein by reference to Pre-Effective Amendment No. 1 to the registration statement on Form N-1A filed on November 6, 2015 (“Pre-Effective Amendment No. 1”).

	(7)	Amended and Restated Designation of Series dated April 28, 2016 is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016.

	(8)	Amended and Restated Designation of Series dated July 28, 2016 is incorporated herein by reference to Post-Effective Amendment No. 5 filed on August 26, 2016.

	(9)	Amended and Restated Designation of Series dated January 9, 2017 is incorporated herein by reference to Post-Effective Amendment No. 11 filed on January 27, 2017.

	(10)	Amended and Restated Designation of Series dated February 1, 2017 is incorporated herein by reference to Post-Effective Amendment No. 12 filed on February 17, 2017.

	(11)	Amended and Restated Designation of Series to be filed by amendment.

(b)	(1)	Bylaws of the Registrant dated June 8, 2015 are incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Amendment No. 1 to the Bylaws of the Registrant dated November 3, 2015 is incorporated herein by reference to Pre-Effective Amendment No. 1 filed on November 6, 2015.

	(3)	Bylaws of the Registrant dated June 8, 2015, as amended and restated as of February 15, 2017, are incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017.

(c)	See Exhibits (a) and (b)

(d)	(1)	Form of Management Agreement between the Registrant, on behalf of Legg Mason US Diversified Core ETF, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the registration statement on Form N-1A filed on December 3, 2015 (“Pre-Effective Amendment No. 2”).

	(2)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Emerging Markets Diversified Core ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

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(3)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Developed ex-US Diversified Core ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(4)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(5)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason US Diversified Core ETF, and QS Investors, LLC (“QS”) is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(6)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Emerging Markets Diversified Core ETF, and QS is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(7)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Developed ex-US Diversified Core ETF, and QS is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(8)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Low Volatility High Dividend ETF, and QS is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(9)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason US Diversified Core ETF, and Western Asset Management Company (“Western Asset”) is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(10)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Emerging Markets Diversified Core ETF, and Western Asset is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(11)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Developed ex-US Diversified Core ETF, and Western Asset is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(12)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Low Volatility High Dividend ETF, and Western Asset is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(13)	Form of Management Agreement between the Registrant, on behalf of Legg Mason International Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016.

(14)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason International Low Volatility High Dividend ETF, and QS is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016.

(15)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason International Low Volatility High Dividend ETF, and Western Asset is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016.

(16)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Emerging Markets Low Volatility High Dividend ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

(17)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Emerging Markets Low Volatility High Dividend ETF, and QS is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

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(18)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Emerging Markets Low Volatility High Dividend ETF, and Western Asset is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

(19)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Global Infrastructure ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 9 filed on December 19, 2016.

(20)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Global Infrastructure ETF, and RARE Infrastructure (North America) Pty Limited (“RARE”) is incorporated herein by reference to Post-Effective Amendment No. 9 filed on December 19, 2016.

(21)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Global Infrastructure ETF, and Western Asset is incorporated herein by reference to Post-Effective Amendment No. 9 filed on December 19, 2016.

(22)	Form of Management Agreement between the Registrant, on behalf of ClearBridge All Cap Growth ETF, and LMPFA is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017.

(23)	Form of Subadvisory Agreement between LMPFA, on behalf of ClearBridge All Cap Growth ETF, and ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017.

(24)	Form of Subadvisory Agreement between LMPFA, on behalf of ClearBridge All Cap Growth ETF, and Western Asset is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017.

(25)	Form of Management Agreement between the Registrant, on behalf of ClearBridge Large Cap Growth ESG ETF, and LMPFA to be filed by amendment.

(26)	Form of Subadvisory Agreement between LMPFA, on behalf of ClearBridge Large Cap Growth ESG ETF, and ClearBridge to be filed by amendment.

(27)	Form of Subadvisory Agreement between LMPFA, on behalf of ClearBridge Large Cap Growth ESG ETF, and Western Asset to be filed by amendment.

(28)	Form of Management Agreement between the Registrant, on behalf of ClearBridge Dividend Strategy ESG ETF, and LMPFA to be filed by amendment.

(29)	Form of Subadvisory Agreement between LMPFA, on behalf of ClearBridge Dividend Strategy ESG ETF, and ClearBridge to be filed by amendment.

(30)	Form of Subadvisory Agreement between LMPFA, on behalf of ClearBridge Dividend Strategy ESG ETF, and Western Asset to be filed by amendment.

(31)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Small-Cap Quality Value ETF, and LMPFA to be filed by amendment.

(32)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Small-Cap Quality Value ETF, and Royce & Associates LP (“Royce”) to be filed by amendment.

(33)	Form of Subadvisory Agreement between LMPFA, on behalf of Legg Mason Small-Cap Quality Value ETF, and Western Asset to be filed by amendment.

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(e)	(1)	Form of Distribution Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(2)	Form of Authorized Participant Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(3)	Schedule A, amended and restated as of April 28, 2016, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016.

	(4)	Schedule A, amended and restated as of November 1, 2016, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

	(5)	Schedule A, amended and restated as of February 1, 2017, to the Distribution Agreement is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12.

(f)	Not applicable.

(g)	(1)	Custodian Services Agreement with State Street Bank and Trust Company (“State Street”), dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249 of Legg Mason Partners Equity Trust as filed with the SEC on November 30, 2012.

	(2)	Form of Letter Agreement amending the Custodian Services Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(3)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 filed on July 15, 2016.

	(4)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

	(5)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement is incorporated herein by reference to Post-Effective Amendment No. 9 filed on December 19, 2016.

	(6)	Form of Letter Agreement amending the Custodian Services Agreement and Fund Accounting Services Agreement to be filed by amendment.

(h)	(1)	Fund Accounting Services Agreement with State Street, dated October 5, 2012, is incorporated herein by reference to Post-Effective Amendment No. 249 of Legg Mason Partners Equity Trust as filed with the SEC on November 30, 2012.

	(2)	Form of Letter Agreement, dated November 20, 2015, amending the Fund Accounting Services Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(3)	Form of Transfer Agency and Service Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(4)	Form of Intellectual Property License Agreement between the Registrant and QS is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(5)	Form of Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 3 filed on July 15, 2016.

	(6)	Exhibit A, amended and restated as of April 28, 2016, to the Intellectual Property License Agreement between the Registrant and QS is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016.

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	(8)	Form of Letter Agreement to the Transfer Agency and Service Agreement is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

	(9)	Exhibit A to the Intellectual Property License Agreement between the Registrant and QS with respect to Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

	(10)	Form of Intellectual Property License Agreement between the Registrant and RARE is incorporated herein by reference to Post-Effective Amendment No. 9 filed on December 19, 2016.

	(11)	Form of Letter Agreement to the Transfer Agency and Service Agreement to be filed by amendment.

(i)	(1)	Opinion of Venable LLP regarding the legality of shares is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(2)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason International Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 3 filed on July 15, 2016.

	(3)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Emerging Markets Low Volatility High Dividend ETF is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

	(4)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Global Infrastructure ETF is incorporated herein by reference to Post-Effective Amendment No. 9 filed on December 19, 2016.

	(5)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge All Cap Growth ETF is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017.

	(6)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge Large Cap Growth ESG ETF to be filed by amendment.

	(7)	Opinion of Venable LLP regarding the legality of shares with respect to ClearBridge Dividend Strategy ESG ETF to be filed by amendment.

	(7)	Opinion of Venable LLP regarding the legality of shares with respect to Legg Mason Small-Cap Quality Value ETF to be filed by amendment.

(j)	Consent of Independent Registered Public Accounting Firm—Not applicable.

(k)	Not applicable.

(l)	Form of Initial Capital Agreement is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

(m)	(1)	Form of Shareholder Services and Distribution Plan pursuant to Rule 12b-1 is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(2)	Appendix A, amended and restated as of April 28, 2016, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016.

	(3)	Appendix A, amended and restated as of November 1, 2016, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 7 filed on November 8, 2016.

	(4)	Appendix A, amended and restated as of February 1, 2017, to the Shareholder Services and Distribution Plan is incorporated herein by reference to Post-Effective Amendment No. 16 filed on April 12, 2017.

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	(5)	Appendix A to the Shareholder Services and Distribution Plan to be filed by amendment.

(n)	Not applicable.

(o)	(1)	Powers of Attorney dated July 30, 2015 are incorporated herein by reference to initial registration statement on Form N-1A filed on September 4, 2015.

	(2)	Powers of Attorney dated February 2, 2016 are incorporated herein by reference to Post-Effective Amendment No. 2 filed on May 2, 2016.

	(3)	Powers of Attorney dated February 1, 2017 are incorporated herein by reference to Post-Effective Amendment No. 12 filed on February 17, 2017.

(p)	(1)	Code of Ethics of the Independent Trustees of the Registrant is incorporated herein by reference to Pre-Effective Amendment No. 2. All Access Persons of each fund are subject to a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act. All Access Persons of the funds other than the Independent Trustees of the Registrant are subject to the provisions of other codes of ethics that have been adopted by LMPFA, LMIS, QS and Western Asset (see exhibits (p)(2), (p)(3) and (p)(4)) and approved by the Board of Trustees of the Registrant in accordance with the requirements of Rule 17j-1 under the 1940 Act.

	(2)	Code of Ethics of Legg Mason & Co., LLC (adopted by LMPFA and LMIS) is incorporated herein by reference to Post-Effective Amendment No. 215 of Legg Mason Partners Equity Trust as filed with the SEC on December 16, 2011.

	(3)	Code of Ethics of QS is incorporated herein by reference to Pre-Effective Amendment No. 2 filed on December 3, 2015.

	(4)	Code of Ethics of Western Asset is incorporated herein by reference to Post-Effective Amendment No. 298 of Legg Mason Partners Equity Trust as filed with the SEC on February 20, 2014.

	(5)	Code of Ethics of RARE is incorporated herein by reference to Post-Effective Amendment No. 113 of Legg Mason Global Asset Management Trust as filed with the SEC on January 14, 2016.

	(6)	Code of Ethics of ClearBridge is incorporated herein by reference to Post-Effective Amendment No. 148 of Legg Mason Partners Equity Trust as filed with the SEC on August 26, 2009.

	(7)	Code of Ethics of Royce to be filed by amendment.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

Article IX of the Registrant’s Declaration of Trust addresses the limitation of liability and indemnification of the Registrant’s Trustees, officers and others. Section 9.2(a) of the Declaration of Trust provides that no current or former Trustee, officer, or employee of the Registrant will be subject to any personal liability whatsoever to any person, other than the Registrant or its shareholders, in connection with the affairs of the Registrant. Further, Section 9.2(b) of the Declaration of Trust provides that, subject to applicable federal law, no current or former Trustee or officer of the Registrant will be liable to the Registrant or to any shareholder for money damages except:

•	to the extent that it is proved that the person actually received an improper benefit or profit in money, property, or services, or

•	to the extent that a judgment or other final adjudication adverse to the person is entered in a proceeding based on a finding in the proceeding that the person’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

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Section 9.5 of the Declaration of Trust states that, subject to certain exceptions and limitations expressed in the Declaration of Trust, each current and former Trustee, officer, or employee of the Registrant, including persons who serve at the request of the Registrant as directors, trustees, officers, employees, agents or independent contractors of another organization in which the Registrant has an interest as a shareholder, creditor or otherwise (each, a “Covered Person”), be indemnified by the Registrant to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim in which he becomes involved as a party or otherwise by virtue of his being (or having served) in such position and against amounts paid or incurred by him in settlement thereof. Section 9.5 of the Declaration of Trust further provides that no indemnification shall be provided to the extent such indemnification is prohibited by applicable federal law. The Declaration of Trust also sets forth provisions outlining presumptions that may be made relating to a person’s standard of conduct and when expenses may be advanced.

In addition to the foregoing, the Registrant has entered into an Indemnification Agreement with each of its Trustees that provides for indemnification consistent with the principles described above. These Indemnification Agreements set forth certain procedural aspects with respect to indemnification, including the advancement of expenses, and presumptions relating to the determination of whether the standard of conduct required for indemnification has been met, as well as remedies for the indemnitee in the event that, among other things, determinations as to entitlement to indemnification, advancement of expenses and indemnity payments are not made in accordance with the procedures specified therein.

The Trustees and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be provided to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is prohibited as against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Under the Distribution Agreement, the Registrant agrees to indemnify LMIS, its officers, directors and employees and any person who controls LMIS within the meaning of Section 15 of the 1933 Act, free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which LMIS, its officers, directors and employees or any such controlling person may incur, under the 1933 Act or under common law or otherwise, arising out of or based upon any alleged untrue statement of a material fact contained in the Registrant’s Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated or necessary to make the Registration Statement not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect LMIS or such other parties against any liability to the Registrant or its shareholders to which LMIS or such other parties would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of their duties, or by reason of reckless disregard of their obligations and duties under the Distribution Agreement.

The Registrant’s Management Agreements and Subadvisory Agreements generally provide that the manager or subadviser, as applicable, assumes no responsibility under the Agreements other than to render the services called for under the Agreements in good faith. The Management Agreements and Subadvisory Agreements generally further provide that the manager or the subadviser, as applicable, shall not be liable for any error of judgment or

7

mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for the fund, provided that nothing in the Agreements protect the manager or the subadviser, as applicable, against any liability to a fund to which the manager or subadviser, as applicable, would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the Agreements.

Item 31.	Business and Other Connections of Investment Adviser

Investment Adviser—Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

LMPFA was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this Item 31 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser—ClearBridge Investments, LLC (“ClearBridge”)

ClearBridge was organized under the laws of the State of Delaware as a limited liability company. ClearBridge is a direct wholly-owned subsidiary of Legg Mason. ClearBridge is registered as an investment adviser under the Advisers Act.

The following table notes the officers and directors of ClearBridge, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at ClearBridge	Other Positions Held
Terrence J. Murphy	Chief Executive Officer, President, Chief Operating Officer, and Director	Legg Mason Private Portfolio Group, LLC—Chief Executive Officer; Legg Mason Capital Management, LLC—Chief Executive Officer, President, Chief Operating Officer and Director

Barbara Brooke Manning	General Counsel and Chief Compliance Officer	Legg Mason Capital Management, LLC—General Counsel and Chief Compliance Officer

Harry D. Cohen	Co-Chief Investment Officer	Legg Mason Capital Management, LLC—Co-Chief Investment Officer

Scott K. Glasser	Co-Chief Investment Officer	Legg Mason Private Portfolio Group, LLC—Chief Financial Officer; Legg Mason Capital Management, LLC—Co-Chief Investment Officer

Cynthia K. List	Chief Financial Officer	Legg Mason Private Portfolio Group, LLC—Chief Compliance Officer; Legg Mason Capital Management, LLC—Chief Financial Officer

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Peter H. Nachtwey	Director	Legg Mason & Co., LLC—Director; The Baltimore Company – Director; Legg Mason International Equities Limited—Director; QS Batterymarch Financial Management, Inc—Director; BMML, Inc.—Director; Brandywine Global Investment Management, LLC—Director; ClearBridge Investments, LLC—Director; ClearBridge Asset Management, Inc.—Director; ClearBridge, LLC—Director; Legg Mason Commercial Real Estate Services, Inc.—Director; QS Legg Mason Global Asset Allocation, LLC –Director; Legg Mason Investment Counsel, LLC—Director; Legg Mason Political Action Committee (“PAC”)—Member; Legg Mason International Holdings, LLC—Director; Legg Mason Partners Fund Advisor, LLC—Director; Legg Mason Private Portfolio Group, LLC—Director; Legg Mason Real Estate Securities Advisors, Inc.—Director; Legg Mason Realty Group, Inc.—Director; Legg Mason Realty Partners, Inc.—Director; Legg Mason Tower, Inc.—Director; LM BAM, Inc.—Director; LM Capital Support V, LLC—Director; Legg Mason Towarzystwo Funduszy Inwestycyjnych Spolka Akcyjna—Director; PCM Holdings I, LLC—Director; PCM Holdings II, LLC—Director; Legg Mason Funding Ltd.—Director; Royce & Associates, LLC—Director; Gray Seifert & Company, LLC—Director; LM Asset Services, LLC—Director; The Baltimore Company—Officer-President; BMML, Inc.—Officer—President; Gray Seifert & Company, LLC—Officer-President; Legg Mason & Co., LLC—Officer-President; Legg Mason Charitable Foundation, Inc.—Officer-Vice President and Treasurer; Legg Mason Commercial Real Estate Services, Inc.—Officer-President; Legg Mason Political Action Committee (“PAC”)—Officer-Chairman; Legg Mason Real Estate Securities Advisors, Inc.—Officer-President; Legg Mason Realty Group, Inc.—Officer-President; Legg Mason Realty Partners, Inc.—Officer-President; Legg Mason Tower, Inc.—Officer-President; LM BAM, Inc.—Officer-President; LM Capital Support V, LLC—Officer-President

Jeffrey A. Nattans	Director	ClearBridge, LLC—Director; Legg Mason Investment Counsel, LLC—Director; Legg Mason Investment Counsel & Trust Company, N.A.—Director; LMOBC, Inc.—Director; PCM Holdings I, LLC—Director; PCM Holdings II, LLC—Director; Royce & Associates, LLC—Director; Western Asset Management Company—Director; Permal Group Limited—Director; Legg Mason Private Portfolio Group, LLC—Director; LMOBC, Inc.—Officer-President

Subadviser—QS Investors LLC (“QS”)

QS was formed in 1999 under the laws of the State of Delaware as a limited liability company. QS became a wholly-owned subsidiary of Legg Mason in 2014. QS is an investment adviser registered with the SEC under the Advisers Act.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of QS, reference is made to the current Form ADV of QS filed under the Advisers Act, incorporated herein by reference and the file number of which is as follows:

QS Investors, LLC

File No. 801-70974

CRD No. 152688

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Subadviser—RARE Infrastructure (North America) Pty Ltd. (“RARE”)

RARE is an investment adviser registered with the SEC under the Advisers Act. The following table notes the directors, officers, or partners of RARE, together with information as to any other substantial business activities engaged in by such directors, officers or partners of RARE.

Name	Position at RARE	Other Positions Held
Nicholas James Langley	Director	None

Richard Peter Elmslie	Director	None

Sally Louise Worrall	CCO	None

Annette Katherine Golden	Head of Legal	None

Ursula Schliessler	Director	None

John Duff Kenney	Director	None

Hong Heng Lennie Lim	Director	None

Julie Marie Schelfhaut	Head of Finance/CO SEC	None

Carl Nelson McGann	COO	None

Subadviser—Royce & Associates, LP (“Royce”)

Royce was formed under the laws of the State of Delaware as a limited partnership. Royce is an investment adviser registered with the SEC under the Advisers Act.

For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of Royce, reference is made to the current Form ADV of Royce filed under the Advisers Act, incorporated herein by reference and the file number of which is as follows:

Royce & Associates, LP

File No. 801-8268

CRD No. 107689

Subadviser—Western Asset Management Company (“WAM”)

WAM is organized as under the laws of the State of California as a corporation. WAM is a wholly-owned subsidiary of Legg Mason. WAM is an investment adviser registered with the SEC under the Advisers Act.

The following table notes the officers and directors of WAM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years.

Name	Position at WAM	Other Positions Held
James W. Hirschmann III	Chief Executive Officer, President and Director	None

Bruce D. Alberts	Chief Financial Officer	None

Brett B. Canon	Director of Risk Management and Operations	None

James J. Flick	Director of Global Client Services and Marketing	None

Gavin L. James	Director of Portfolio Operations	None

Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance	Western Asset Management Company Limited—Director; Western Asset Management Company Pte. Ltd.—Director; Western Asset Management Company Ltd.—Director; Western Asset Management Company Pty. Ltd.—Director; Western Asset Holdings (Australia) Pty. Ltd.—Director

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Jeffrey A. Nattans	Director	ClearBridge, LLC—Director; Legg Mason Investment Counsel, LLC—Director; Legg Mason Investment Counsel & Trust Company, N.A.—Director; LMOBC, Inc.—Director; PCM Holdings I, LLC—Director; PCM Holdings II, LLC—Director; Royce & Associates, LLC—Director; Western Asset Management Company—Director; Permal Group Limited—Director; Legg Mason Private Portfolio Group, LLC—Director; LMOBC, Inc. —Officer-President

F. Barry Bilson	Director	None

Daniel E. Giddings	Assistant Secretary	None

Item 32.	Principal Underwriters

(a) Legg Mason Investor Services, LLC (“LMIS”) is a distributor of funds that are series of the following registrants: Legg Mason ETF Investment Trust, Legg Mason Partners Equity Trust, Legg Mason Partners Variable Equity Trust, Legg Mason Partners Income Trust, Legg Mason Partners Variable Income Trust, Legg Mason Partners Institutional Trust, Legg Mason Partners Money Market Trust, Legg Mason Partners Premium Money Market Trust, Legg Mason Global Asset Management Trust, Legg Mason Global Asset Management Variable Trust, Legg Mason Investment Trust, Western Asset Funds, Inc.

LMIS is the placement agent for funds that are series of Master Portfolio Trust.

(b) The information required by this Item 32 with respect to each director and officer of LMIS is listed below:

Name and Principal Business Address*	Position and Offices with Underwriter—LMIS	Positions and Offices with Registrant
Frances Cashman	Manager and Co-Managing Director	None

Jeffrey Masom	Manager and Co-Managing Director	None

Matthew Schiffman 100 First Stamford Pl. Stamford, CT 06902-6732	Manager and Co-Managing Director	None

Jason Bennett	Chief Financial Officer, Treasurer and Financial Reporting Officer	None

Kenneth D. Cieprisz 620 8th Avenue, 49th Floor New York, NY 10018	Vice President and Chief Compliance Officer	None

Elisabeth F. Craig	Secretary	None

Vicki Schmelzer	Assistant Secretary	None

Susan Kerr 100 First Stamford Pl. Stamford, CT 06902	AML Compliance Officer	None

*	All addresses are 100 International Drive, Baltimore, Maryland 21202, unless otherwise indicated.

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(c) Not applicable.

Item 33.	Location of Accounts and Records

With respect to the Registrant:

(1)	Legg Mason ETF Investment Trust

620 Eighth Avenue

New York, NY 10018

With respect to the Registrant’s Investment Managers:

(2)	Legg Mason Partners Fund Advisor, LLC

620 Eighth Avenue

New York, NY 10018

(3)	ClearBridge Investments, LLC

620 Eighth Avenue

New York, NY 10018

(4)	QS Investors, LLC

880 Third Avenue

New York, New York 10022

(5)	RARE Infrastructure (North America) Pty Ltd.

Level 13, 35 Clarence Street

Sydney, NSW 2000

(6)	Royce & Associates, LP

745 Fifth Avenue

New York, New York 10151

(7)	c/o Western Asset Management Company

620 Eighth Avenue

New York, New York 10018

With respect to the Registrant’s Custodian:

(8)	State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Transfer Agent:

(9)	State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Distributor:

(10)	Legg Mason Investor Services, LLC

100 International Drive

Baltimore, MD 21202

Item 34.	Management Services

Not applicable.

12

Item 35.	Undertakings

Not applicable.

13

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, LEGG MASON ETF INVESTMENT TRUST, has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland on this 17th day of April, 2017.

LEGG MASON ETF INVESTMENT TRUST, on behalf of Legg Mason Small-Cap Quality Value ETF.

By:	/s/ Jane Trust
Jane Trust
President and Chief Executive Officer

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities indicated below on April 17, 2017.

Signature	Title

/s/ Jane Trust Jane Trust	President, Chief Executive Officer and Trustee

/s/ Richard F. Sennett Richard F. Sennett	Principal Financial Officer

Paul R. Ades* Paul R. Ades	Trustee

Andrew L. Breech* Andrew L. Breech	Trustee

Dwight B. Crane* Dwight B. Crane	Trustee

Althea L. Duersten* Althea L. Duersten	Trustee

Frank G. Hubbard* Frank G. Hubbard	Trustee

Howard J. Johnson* Howard J. Johnson	Trustee

Jerome H. Miller* Jerome H. Miller	Trustee

Ken Miller* Ken Miller	Trustee

John J. Murphy* John J. Murphy	Trustee

Thomas F. Schlafly* Thomas F. Schlafly	Trustee

*By:	/s/ Jane Trust
Jane Trust, as Agent

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